UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to §240.14a-12

CALADRIUS BIOSCIENCES, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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CALADRIUS BIOSCIENCES, INC.
110 ALLEN ROAD, SECOND FLOOR
BASKING RIDGE, NEW JERSEY 07920
April 28, 2021
Dear Stockholder:
    You are cordially invited to attend the 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of Caladrius Biosciences, Inc. (“Caladrius”) to be held on June 16, 2021 at 9:00 a.m. Eastern Daylight Time. As a result of the public health and travel risks and concerns due to the COVID-19 pandemic, this year's meeting will be held via live webcast on the internet. You will be able to participate in the Annual Meeting, vote and submit your questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/CLBS2021. You will not be able to attend the Annual Meeting in person.
    At the Annual Meeting, we will vote on the election of directors, the ratification of the selection of Grant Thornton LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2021, and on an amendment to Caladrius' 2018 Equity Incentive Compensation Plan. We will also vote, on a non-binding advisory basis, to approve the compensation of Caladrius’ named executive officers, and, finally, we will transact such other business as may properly come before the meeting and stockholders will have an opportunity to ask questions.
    Securities and Exchange Commission rules allow companies to furnish proxy materials to stockholders over the Internet and we have so elected to deliver our proxy materials to our stockholders. This delivery process allows us to provide stockholders with the information they need, while at the same time conserving natural resources and lowering the cost of delivery. On or about April 19, 2021, we began sending to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our proxy statement for the Annual Meeting and our 2020 annual report to stockholders. The Notice also provides instructions on how to vote online or by telephone and includes instructions on how to receive a paper copy of the proxy materials by mail.
    The proxy statement provides you with detailed information about the Annual Meeting and the other business to be considered by Caladrius’ stockholders. We encourage you to read carefully the entire proxy statement. You may also obtain more information about Caladrius from documents we have filed with the Securities and Exchange Commission.
    On behalf of the board of directors, we thank you for your continued support.

Very truly yours,
David J. Mazzo, Ph.D.
President and Chief Executive Officer

CALADRIUS BIOSCIENCES, INC.
110 ALLEN ROAD, SECOND FLOOR
BASKING RIDGE, NEW JERSEY 07920

NOTICE OF 2021 ANNUAL MEETING OF STOCKHOLDERS
To be Held June 16, 2021

To the Stockholders of Caladrius Biosciences, Inc.:
NOTICE IS HEREBY GIVEN that the 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of Caladrius Biosciences, Inc. (“Caladrius,” or the “Company”) will be held via live webcast on June 16, 2021 at 9:00 a.m., Eastern Daylight Time ("EDT"), for the following purposes:
1.To re-elect each of Gregory B. Brown, M.D. and David J. Mazzo, Ph.D. as Class II directors to serve a three-year term expiring at the annual meeting to be held in 2024;
2.To ratify the appointment of Grant Thornton LLP as Caladrius' independent registered public accounting firm for the fiscal year ending December 31, 2021;
3.To approve, on a non-binding advisory basis, the executive compensation of Caladrius' named executive officers as disclosed in this Proxy Statement;
4.To approve an amendment to the Caladrius Biosciences, Inc. 2018 Equity Incentive Compensation Plan (the "Plan") that increases the number of shares of common stock that may be issued under the Plan by 6,000,000; and
5.To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.
Your attention is directed to the Proxy Statement which is set forth on the following pages, where the foregoing items of business are more fully described. Only holders of record of common stock and Series B preferred stock at the close of business on April 19, 2021 are entitled to notice of, and to vote at, the Annual Meeting and any postponements or adjournments thereof.
All Caladrius stockholders are cordially invited to participate in the online, live Annual Meeting. However, even if you plan to participate in the webcast Annual Meeting, we request that you vote by following the instructions in the Notice of Internet Availability of Proxy Materials that you previously received and submit your proxy by telephone or through the Internet or by mail as promptly as possible prior to the Annual Meeting to ensure that your shares of Caladrius stock will be represented at the Annual Meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Annual Meeting, you must obtain a proxy issued in your name from the record holder.
The accompanying proxy statement provides you with detailed information about each of the proposals to be considered at the Annual Meeting. We encourage you to read the entire document carefully.

BY ORDER OF THE BOARD OF DIRECTORS OF CALADRIUS BIOSCIENCES, INC.

Todd C. Girolamo, Esq.
Corporate Secretary

CALADRIUS BIOSCIENCES, INC.
110 ALLEN ROAD, SECOND FLOOR
BASKING RIDGE, NEW JERSEY 07920

PROXY STATEMENT FOR 2021 ANNUAL MEETING OF STOCKHOLDERS
To be Held June 16, 2021

This proxy statement, along with the accompanying notice of 2021 annual meeting of stockholders (the “Annual Meeting”), contains information about the Annual Meeting, including any adjournments or postponements of the Annual Meeting. We are holding the Annual Meeting at 9:00 a.m. Eastern Daylight Time. As a result of the public health and travel risks and concerns due to COVID-19, this year's Annual Meeting will be held via live webcast on the internet. You will be able to participate in the Annual Meeting, vote and submit your questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/CLBS2021. You will not be able to attend the Annual Meeting in person.
In this proxy statement, we refer to Caladrius Biosciences, Inc. as “Caladrius,” “the Company,” “we” and “us.”
This proxy statement relates to the solicitation of proxies by our Board of Directors for use at the Annual Meeting.
On or about April 28, 2021, we will begin sending the Important Notice Regarding the Availability of Proxy Materials to all stockholders entitled to vote at the Annual Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
STOCKHOLDER MEETING TO BE HELD ON JUNE 16, 2021
This proxy statement and our 2020 annual report to stockholders are available for viewing, printing and downloading at www.proxyvote.com. To view these materials, please have your 16-digit control number(s) available that appears on your Notice or proxy card. On this website, you can also elect to receive future distributions of our proxy statements and annual reports to stockholders by electronic delivery.
Additionally, you can find a copy of our Annual Report on Form 10-K, which includes our financial statements for the fiscal year ended December 31, 2020, on the website of the Securities and Exchange Commission, or the SEC, at www.sec.gov, or in the “SEC Filings” section of the “Investors” section of our website at www.caladrius.com. You may also obtain a printed copy of our Annual Report on Form 10-K, including our financial statements, free of charge, from us by sending a written request to: Todd C. Girolamo, Caladrius Biosciences, Inc., 800 Westchester Avenue, Suite N341, Rye Brook, NY 10573. You may also request a copy by emailing us at jmenditto@caladrius.com. Exhibits will be provided upon written request and payment of an appropriate processing fee.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING
The following are some questions that you, as a stockholder of Caladrius, may have regarding the Annual Meeting, together with brief answers to those questions. Caladrius urges you to read carefully the remainder of this proxy statement, including the annexes and our Annual Report on Form 10-K for the fiscal year ended December 31, 2020 (the "2020 Form 10-K"), which is incorporated herein by reference, because the information in this section may not provide all of the information that might be important to you with respect to the Annual Meeting.
Q.    Why am I receiving these materials?
A.    The Board of Directors (the “Board”) of Caladrius Biosciences, Inc. a Delaware corporation (“Caladrius,” the “Company,” “we” or “our”), has made these materials available to you on the Internet or, upon your request, has delivered printed versions of these materials to you by mail or email, in connection with the Board’s solicitation of proxies for use at our annual meeting of stockholders, which meeting will take place on June 16, 2021 (the "Annual Meeting"). As a Caladrius stockholder as of April 19, 2021 (the “Record Date”), you are invited to attend the Annual Meeting and are entitled to, and requested to, vote on the items of business described in this proxy statement. As a result of the public health and travel risks and concerns due to the COVID-19 pandemic, this year's Annual Meeting will be held via live webcast on the internet. You will be able to participate in the Annual Meeting, vote and submit your questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/CLBS2021. You will not be able to attend the Annual Meeting in person.
    We have made available to you on the Internet or have sent to you this proxy statement, the Notice of Annual Meeting of Stockholders, the proxy card and a copy of 2020 Form 10-K because you owned shares of the Company’s common stock on the Record Date. The Company intends to commence distribution of the proxy materials to stockholders on or about April 28, 2021.
Q.    What proposals will be considered and voted upon at the Annual Meeting?
A.    At the Annual Meeting, holders of Caladrius stock as of the Record Date will consider and vote upon proposals to:
•re-elect each of Gregory B. Brown, M.D. and David J. Mazzo, Ph.D. as Class II directors to serve a three-year term expiring at the annual meeting to be held in 2024 (the “Election Proposal”);
•ratify the appointment of Grant Thornton LLP as Caladrius’ independent registered public accounting firm for the fiscal year ending December 31, 2021 (the “Auditor Ratification Proposal”);
•approve, on a non-binding, advisory basis, the executive compensation of Caladrius’ Named Executive Officers as described in this proxy statement (the “Say-on-Pay Proposal”);
•approve an amendment to the Caladrius Biosciences, Inc. 2018 Equity Incentive Compensation Plan that increases the number of shares of common stock that may be issued under the Plan by 6,000,000 (the "Equity Plan Amendment Proposal"); and
•transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.
    The Election Proposal, the Auditor Ratification Proposal, the Say-on-Pay Proposal and the Equity Plan Amendment Proposal are collectively referred to herein as the “Proposals.”
Q.    What is the recommendation of the Board with respect to the Proposals?
A.    The Board recommends that you vote your shares "FOR" each of the Proposals.
    Q.    When and where is the Annual Meeting?
A.    The Annual Meeting will be held on June 16, 2021 at 9:00 a.m. EDT via live webcast at www.virtualshareholdermeeting.com/CLBS2021. You will not be able to attend the Annual Meeting in person.
Q.    Why are you holding a virtual Annual Meeting?
A.    Due to the public health impact of the COVID-19 pandemic and to support the health and well-being of our stockholders, this year's Annual Meeting will be held in a virtual meeting format only. We have designed our virtual format to enhance, rather than constrain, stockholder access, participation and communication. For example, the virtual format allows stockholders to communicate with us in advance of, and during, the Annual Meeting so that they can ask questions of our board of directors or management, as time permits.

Q.    What happens if there are technical difficulties during the Annual Meeting?
A.    We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual Annual Meeting, voting at the Annual Meeting or submitting questions at the Annual Meeting. If you encounter any difficulties accessing the virtual Annual Meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual Annual Meeting login page.
Q.    What vote of Caladrius stockholders is required to approve each of the Proposals?
A.    The following votes are required to approve each of the Proposals:
•The Election Proposal. The directors will be elected by plurality vote.
•The Auditor Ratification Proposal. The Auditor Ratification Proposal requires the affirmative vote of a majority of the stock present at the virtual meeting or represented by proxy, entitled to vote and voting on the Auditor Ratification Proposal.
•The Say-on-Pay Proposal. The Say-on-Pay Proposal requires the affirmative vote of a majority of the stock present at the virtual meeting or represented by proxy, entitled to vote and voting on the Say-on-Pay Proposal.
•The Equity Plan Amendment Proposal. The Equity Plan Amendment Proposal requires the affirmative vote of a majority of the stockholders present at the virtual meeting or represented by proxy, entitled to vote and voting on the Equity Plan Amendment Proposal.
Q.    Why am I being asked to cast a non-binding, advisory vote to approve the Say-on-Pay Proposal?
A.In accordance with the rules promulgated under Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), Caladrius is providing its stockholders with the opportunity to approve, on a non-binding, advisory basis, the compensation of our Named Executive Officers. The vote on this "Say-on-Pay" Proposal is advisory, and therefore not binding on Caladrius, our Compensation Committee or the Board. Nevertheless, the Board and our Compensation Committee value the opinions of our stockholders, whether expressed through this vote or otherwise, and, accordingly, the Board and our Compensation Committee intend to consider the results of this vote in making determinations in the future regarding executive compensation.
Q.    Who can attend and vote at the Annual Meeting and how many votes does each share of our stock have?
A.    Holders of record of our common stock and Series B preferred stock, par value $0.01 per share (“Series B preferred stock”) at the close of business on April 19, 2021, the Record Date, are entitled to notice of, and to vote at, the Annual Meeting. Holders of record of our common stock as of the close of business on the Record Date will be entitled to one vote for each share held. Holders of record of Series B preferred stock will be entitled to .001 votes per share. Shares of common stock and Series B preferred stock vote together as one class. Unless the context otherwise requires, all references to Caladrius “stockholders” in this proxy statement refer to holders of our common stock and holders of Series B preferred stock. At the close of business on the Record Date, there were 59,510,038 shares of our common stock issued and 59,498,958 shares of our common stock outstanding and 10,000 shares of Series B preferred stock issued and outstanding.
Q.    What do I need to do now and how do I vote?
A:    Caladrius urges you to read this proxy statement carefully, including its appendices, as the actions contemplated by each of the Proposals may affect you.
If your shares of Caladrius stock are registered directly in your name with our transfer agent, you are considered, with respect to those shares, to be the “stockholder of record,” and the proxy materials and proxy card are being sent directly to you by Caladrius. There are four methods by which you may vote your shares at the Annual Meeting:
•By Internet. You may vote your shares 24 hours a day by logging onto the secure website indicated in the instructions that are included in the Notice, or if you received printed materials, on the proxy card and following the instructions provided any time up until 11:59 EDT on June 15, 2021.
•By Telephone. You may vote your shares 24 hours a day by calling the telephone number listed in the instructions that are included in the Notice, or if you received printed materials, on the proxy card and following the instructions provided by the recorded message any time up until 11:59 EDT on June 15, 2021.

•By Mail. If you received a proxy card by mail, you may vote by completing, signing, dating and promptly returning the proxy card in the postage-paid return envelope provided with the proxy materials for receipt prior to the Annual Meeting.
•At the Virtual Meeting. You may vote your shares electronically through the portal at the virtual Annual Meeting (if you satisfy the admission requirements, as described below). Even if you plan to attend the Annual Meeting virtually, we encourage you to vote in advance by telephone, through the Internet or by mail so that your vote will be counted in the event you later decide not to attend virtually the Annual Meeting.
The annual meeting will be a virtual meeting of stockholders conducted via a live webcast that provides stockholders the same rights and opportunities to participate as they would have at an in-person meeting. We believe that a virtual meeting will provide expanded stockholder access and participation and improved communications. You will be able to vote your shares electronically at the virtual meeting. To attend and submit your questions during the virtual meeting, please visit www.virtualshareholdermeeting.com/CLBS2021. To participate and vote during the annual meeting, you will need the 16-digit control number included on your Internet Notice or on your proxy card. Beneficial shareholders who do not have a control number may gain access to and vote at the meeting by logging in to their broker, brokerage firm, bank or other nominee’s website and selecting the stockholder communications mailbox to access the meeting; instructions should also be provided on the voting instruction card provided by your broker, bank, or other nominee. If you encounter any difficulties accessing the virtual meeting during check-in or the meeting, please call the technical support number that will be posted on the virtual shareholder meeting log-in page.
Q.    What happens if I do not sign and return my proxy card or vote by telephone, through the Internet before or during the Annual Meeting?
A.    If you are a stockholder of record of Caladrius and you do not sign and return your proxy card or vote by telephone, through the Internet or during the virtual meeting, your shares will not be voted at the Annual Meeting and will not be counted as present for the purpose of determining the presence of a quorum, which is required to transact business at the Annual Meeting. Assuming the presence of a quorum, the failure to return your proxy card or otherwise vote your shares during the Annual Meeting will have no effect on any of the Proposals.
Q.    What happens if I return a signed and dated proxy card without indicating how I wish to vote?
A.    If you sign, date and mail your proxy card without indicating how you wish to vote, your proxy will be counted as present for the purpose of determining the presence of a quorum for the Annual Meeting and all of your shares will be voted “FOR” each Proposal and “FOR” the election of each director nominee named herein.
Q.    What if I abstain from voting?
A.    If you attend the Annual Meeting or submit a proxy card, but affirmatively elect to abstain from voting, your proxy will be counted as present for the purpose of determining the presence of a quorum for the Annual Meeting but will not be voted at the Annual Meeting. As a result, your abstention will have no effect on any of the Proposals.
Q.    What is a broker non-vote?
A.    A broker "non-vote" occurs on a proposal when shares held of record by a broker are present or represented at a stockholder meeting but the broker is not permitted to vote on that proposal without instruction from the beneficial owner of the shares and no instruction has been given. Brokerage firms have the authority under Nasdaq Stock Market ("Nasdaq") rules to cast votes on certain "routine" matters if they do not receive instructions from their customers, but they do not have the authority to vote on "non-routine" matters. The Election Proposal, the Say-on-Pay Proposal and the Equity Plan Amendment Proposal are considered "non-routine" matters. Broker non-votes will be counted as present and entitled to vote for purposes of determining a quorum and will:
•have no effect on the Election Proposal;
•have no effect on the Say-on-Pay Proposal; and
•have no effect on the Equity Plan Amendment Proposal.
The Auditor Ratification Proposal is considered a “routine” matter. A broker or other nominee may generally vote in their discretion on routine matters. Therefore, no broker non-votes are expected in connection with the Auditor Ratification Proposal.

Q.    What do I do if my shares of Caladrius Stock are held in “street name” by my broker, dealer, bank or other nominee?
A:    If your shares of Caladrius Stock are held through an account with a broker, dealer, bank or other nominee, you are considered the beneficial owner of shares held in “street name,” and these proxy materials are being forwarded to you together with a voting instruction card. You must provide the record holder of your shares with instructions on how to vote your shares. Please follow the voting instructions provided by your broker, dealer, bank or other nominee. Please note that you may not vote shares held in street name by returning a proxy card directly to Caladrius.
Q.    May I revoke or change my vote after I have provided proxy instructions?
A:    Yes. You may revoke your proxy at any time before it is exercised at the meeting by taking any of the following actions:
•delivering written notice to the Secretary of Caladrius by any means bearing a date later than the date of the proxy, stating that the proxy is revoked;
•if you received a proxy card, by signing and delivering a new proxy card relating to the same shares and bearing a later date prior to the vote at the Annual Meeting;
•voting over the Internet or telephone at a later time; or
•attending the virtual Annual Meeting and voting at the meeting, although attendance at the meeting will not, by itself, revoke a proxy.
    If you hold shares in street name through your bank, broker or other nominee, you may submit new voting instructions by contacting your bank, broker or other nominee.
Q.    What constitutes a quorum for the Annual Meeting?
A.    A quorum must exist for the transaction of business at the Annual Meeting (other than consideration of a motion to adjourn the Annual Meeting). The holders of a majority of the shares of capital stock of Caladrius issued and outstanding entitled to vote thereat, present at the virtual meeting or represented by proxy, shall constitute a quorum. Abstentions and broker “non-votes” are counted as present and entitled to vote for purposes of determining a quorum. If you submit a properly executed proxy card, even if you abstain from voting, your shares will be considered part of the quorum.
Q.    What does it mean if I received more than one Notice or proxy card?
A.    If you received more than one Notice or proxy card, your shares are likely registered in more than one name or are held in more than one account. Please vote in the manner described above under "What do I need to do and how do I vote?" for each account in order to ensure that all of your shares of Caladrius stock are voted.
Q.    Who will bear the cost of this solicitation and who may solicit proxies?
A.    Caladrius is making this solicitation and will bear the entire cost of the solicitation, including the preparation, assembly, printing and mailing of this proxy statement and any additional materials furnished to our stockholders. The initial solicitation of proxies by mail may be supplemented by telephone, fax, e-mail, Internet and personal solicitation by our directors, officers or other regular employees. No additional compensation for soliciting proxies will be paid to our directors, officers or other regular employees for their proxy solicitation efforts. We expect to reimburse banks, brokers and other persons for their reasonable out-of-pocket expenses in handling proxy materials for beneficial owners of our Common Stock.
Q.    Who will count the votes?
A.    Representatives of American Election Services, LLC will count the votes and will serve as the independent inspector of election.
Q.    Where can I find the voting results of the Annual Meeting?
A.    The preliminary voting results will be announced at the Annual Meeting, and we will publish preliminary, or final results if available, in a Current Report on Form 8-K within four business days of the Annual Meeting. If final results are unavailable at the time we file the Form 8-K, then we will file an amended report on Form 8-K to disclose the final voting results within four business days after the final voting results are known.
Q.    Whom should I contact if I have any questions about the Annual Meeting?
A.    If you have any questions about the Annual Meeting, or if you need assistance in submitting your proxy or voting your shares or need additional copies of this proxy statement or the enclosed proxy card, you should contact Todd Girolamo at the address listed below:
Todd Girolamo, Esq.
SVP, General Counsel and Corporate Secretary
Caladrius Biosciences, Inc.
800 Westchester Ave., Ste. N341
Rye Brook, NY 10573
Email: tgirolamo@caladrius.com
If your shares are held through an account with a broker, dealer, bank or other nominee, you should call your broker, dealer, bank or other nominee for additional information.

PROPOSAL NO. 1: THE ELECTION OF CLASS II DIRECTORS
THE CALADRIUS BOARD RECOMMENDS THAT YOU VOTE "FOR" THE RE-ELECTION OF THE NOMINEES FOR CLASS II DIRECTORSHIP, AS IDENTIFIED BELOW.
Background
The Caladrius Board of Directors (the "Caladrius Board") currently consists of eight members. Pursuant to our Amended and Restated Certificate of Incorporation, we have a classified Board. That is, the Caladrius Board consists of three separate classes of directors. Each class serves a three-year term and until their successors are duly elected and qualified. The classes are elected on a rotating or staggered basis, with each class being elected at the annual meeting of stockholders coinciding with the expiration of that class’s term. Pursuant to the General Corporation Law of the State of Delaware (the “DGCL”), if a board of directors is classified, unless the certificate of incorporation otherwise provides, members of such board of directors may be removed by the stockholders before the expiration of their terms only for cause.
Information with Respect to Director Nominees and Continuing Directors
The following tables and related narrative set forth certain information about the nominees for director and about the current directors who will continue in office. The nominees are current directors of Caladrius. There are no family relationships among any of our directors and executive officers. At the Annual Meeting, two Class II directors will be elected to hold office for a three-year term, serving until our annual meeting of stockholders to be held in 2024 and until their successor is duly elected and qualified or the Board size is reduced, accordingly. For information with respect to beneficial ownership of our common stock, see the discussion under “Security Ownership of Management and Certain Beneficial Owners” below.

Nominees for Class II Directorships:

Name/Class	Age	Director Since	Term of Expiration
Class II
Gregory B. Brown, M.D.	67	2016	2021
David J. Mazzo, Ph.D.	64	2015	2021

Continuing Class I and Class III Directors:

Name/Class	Age	Director Since	Expiration of Term if Elected
Class I
Cynthia S. Schwalm	61	2018	2023
Peter G. Traber, M.D.	65	2015	2023
Anne C. Whitaker	53	2020	2023

Class III
Michael H. Davidson, M.D.	64	2020	2022
Steven M. Klosk	64	2014	2022
Steven S. Myers	74	2006	2022

Biographical Information - Director Nominees
Gregory B. Brown, M.D.
Gregory B. Brown, M.D. was appointed to the Caladrius Board in October 2016 and was elected Chairman by the Caladrius Board on February 16, 2017. Dr. Brown is currently Chief Executive Officer of Memgen, Inc., a development-stage biotechnology company. In 2007, Dr. Brown co-founded and became Vice Chairman of HealthCare Royalty Partners ("HCR Partners"), a healthcare-focused private asset management firm investing in biopharmaceutical and medical products, and developing and deploying innovative risk-mitigated investment strategies to deliver non-correlated cash flow. Dr. Brown was educated as a transplantation immunologist and trained as a thoracic and vascular surgeon. He practiced thoracic and vascular surgery in a community setting where he also founded and led an HMO. He brings particular expertise in the scientific, technical, clinical and medical evaluation of products as well as in healthcare systems and payor/reimbursement dynamics. He has been involved in sourcing, performing due diligence on and closing more than $1 billion of royalty financings.
Before co-founding HCR Partners, Dr. Brown was a partner at Paul Capital Partners where he co-managed that firm's royalty investments as a member of the royalty management committee. Prior to beginning his principal investment career in 2003, Dr. Brown was co-head of investment banking and head of healthcare at Adams, Harkness & Hill (now Canaccord Genuity) and a ranked biotechnology research analyst at Vector Securities International. Dr. Brown holds a B.A. from Yale, an M.D. from SUNY Upstate Medical Center and an M.B.A. from Harvard Business School. He currently serves on the boards of FAST Biomedical since January 2020, Memgen, Inc. since October 2018, Aquestive Therapeutics, Inc. since 2017, and Faron Pharmaceuticals, Oy since 2017. He previously served on the boards of Cambrex Corporation, Invuity, Inc. and Vanderbilt Clinical, S.a.r.l. The Caladrius Board has concluded that Dr. Brown should continue serving as a Director based on his medical, financial and management experience.
David J. Mazzo, Ph.D.
David J. Mazzo, Ph.D. was appointed as Caladrius' President and Chief Executive Officer on March 28, 2017. Dr. Mazzo was previously appointed as Caladrius’ Chief Executive Officer and as a member of the Caladrius Board on January 5, 2015. Dr. Mazzo brings to Caladrius over 35 years of experience in the pharmaceutical industry. Prior to joining Caladrius, Dr. Mazzo served from August 2008 to October 2014 as Chief Executive Officer and as a member of the Board of Directors of Regado Biosciences, Inc. (Nasdaq: RGDO), a biopharmaceutical company focused on the development of novel antithrombotic drug systems for acute and sub-acute cardiovascular indications. Prior to his leading Regado, from March 2007 to April 2008, Dr. Mazzo was President, Chief Executive Officer and a director of Æterna Zentaris, Inc. (Nasdaq: AEZS), a publicly held international biopharmaceutical company. From 2003 until 2007 Dr. Mazzo served as President, Chief Executive Officer and director of Chugai Pharma USA, LLC, a biopharmaceutical company and U.S. subsidiary of Chugai Pharmaceutical Co., Ltd. of Japan. Dr. Mazzo has also held senior management and executive positions in research and development and was a director of the Essex Chimie European subsidiary at Schering-Plough Corporation, a publicly held pharmaceutical company that was subsequently acquired by Merck & Co., Inc.; Hoechst Marion Roussel, Inc., the US subsidiary of Hoechst AG, that was subsequently acquired by Sanofi, a multinational pharmaceuticals company; and Rhone-Poulenc Rorer, Inc., a subsidiary of Rhone-Poulenc SA, a French pharmaceuticals company, that was subsequently acquired by Hoechst AG. He previously served on the board of directors of publicly held EyePoint Pharmaceuticals, Inc. (formerly known as pSivida Corp.), a biopharmaceutical company, from October 2005 to June 2020, and Avanir Pharmaceuticals, Inc., from October 2005 through January 2015, a pharmaceutical company that was sold to Otsuka Holdings in 2015. He currently serves on the board of directors of VTI, Inc. (ASX: VTI), a developer and seller of therapeutic contact lenses, where he has served on the board since February 2020, Seneca Biopharmaceuticals, Inc. (NASDAQ: SNCA), a therapeutics development company focused on CNS applications, where he has served on the board since April 2019 and Feldan Therapeutics, a private company developing technology for the intracellular delivery of therapeutic agents, where he has served on the board since January 2021.
Dr. Mazzo earned a B.A. in the Honors Program (Interdisciplinary Humanities) and a B.S. in Chemistry from Villanova University. In addition, Dr. Mazzo received his M.S. in chemistry and his Ph.D. degree in Analytical Chemistry from the University of Massachusetts, Amherst. He was also a research fellow at the Ecole Polytechnique Federale de Lausanne, Switzerland. Based on Dr. Mazzo’s experience within the pharmaceutical industry and his executive experience, specifically his experience as Chief Executive Officer at other companies in the biopharmaceutical industry, as well as his service on other boards of directors in the healthcare industry, the Caladrius Board believes that Dr. Mazzo has the appropriate set of skills to serve as a member of the Caladrius Board. The Caladrius Board has concluded that Dr. Mazzo should continue serving as a Director based on his pharmaceutical industry, management and scientific training and experience.
Biographical Information - Directors Continuing in Office
Michael H. Davidson, M.D.
Dr. Davidson joined the Caladrius Board in July 2020. He is an industry leader and expert in preventative cardiology and lipidology and has served as the Chief Executive Officer and Member of the Board of New Amsterdam Pharma since August 2020. In addition, he has served on the Board of Directors for Tenax since March 2021. Prior to that, he was the Founder and Chief Scientific Officer of Corvidia Therapeutics, which recently announced its sale to Novo-Nordisk for $2.1 billion. Dr. Davidson also serves as Clinical Professor and Director of the Lipid Clinic at the University of Chicago Pritzker School of Medicine. He previously served on the Board of Directors of Cerenis Therapeutic/Abionyx Therapeutics from January 2015 through September 2019.
In addition to his current roles, Dr. Davidson is a nationally recognized expert in lipidology and has been named one of "The Best Doctors in America" by Best Doctors Inc. for the past 10 years. Dr. Davidson was the co-founding Chief Medical Officer of Omthera Pharmaceuticals in 2008, which was later acquired by Astra Zeneca Pharmaceutical in 2013 for $443 million. His research and clinical development background encompass both pharmaceutical and nutritional clinical trials, including extensive research on statins, novel lipid-lowering drugs, and omega-3 fatty acids. Dr. Davidson is board-certified in internal medicine, cardiology and clinical lipidology and served as President of the National Lipid Association from 2010 to 2011. He received his B.A. and M.S. from Northwestern University and an MD from The Ohio State University School of Medicine. The Caladrius Board has concluded that Dr. Davidson should continue serving as a director based on his experience in healthcare, including as an industry leader and expert in preventative cardiology and lipidology.
Steven M. Klosk
Steven M. Klosk joined the Caladrius Board in 2014. He is a senior executive with extensive management experience in the life sciences industry. He served as a Director at Cambrex Corporation (NYSE:CBM) from May 2008 through December 2019, until it was acquired by Permira and then as Director from December 2019 until June 2020. Cambrex is one of the leading providers of active pharmaceutical ingredients, advanced intermediates and finished dosage form products to the branded and generic pharmaceutical markets, where he served as President and Chief Executive Officer from May 2008 through June 2020. In that role he was responsible for all aspects of Cambrex’s global business with manufacturing and R&D facilities in the United States, Sweden, Italy, Estonia and Germany. In addition, he has served on the Board of Directors of Recipharm, a leading pharmaceutical contract development & manufacturing organization since March 2021.
Mr. Klosk held other executive positions at Cambrex Corporation, including President, Executive Vice President & COO as well as President, Pharma Business Unit (2007-2008) where he had full P&L and balance sheet responsibility for four operating units in North America and Europe. Prior to this he was Executive Vice President & COO Cambrex Pharma & Biopharmaceuticals Business Unit (2003-2007) where he was responsible for managing a highly profitable global business with six operating units in North America and Europe. Earlier in his career Mr. Klosk served as Vice President, Administration for The Genlyte Group, Inc., a publicly traded producer of lighting fixtures. Mr. Klosk earned a B.S. from Cornell University and a

J.D. from New York Law School. The Caladrius Board has concluded that Mr. Klosk should continue serving as a Director based on his diversified management experience, particularly in the biopharmaceutical field.
Steven S. Myers
Steven S. Myers joined the Caladrius Board in November 2006. He graduated from Stanford University with a B.S. in Mathematics. He is a four-time serial entrepreneur, an Ernst & Young “Entrepreneur of the Year” for Software and Information Services, and a recipient of the California Governor’s Special Recognition Award.
Mr. Myers is the founder, President and Director of his private equity investment company, Dolphin Capital Holdings, Inc., which invests in companies with innovative business strategies. Portfolio investments include regenerative medicine, biotechnology, medical devices, applied materials development, alternative energy, distressed debt, and for-income real estate. He also served as a Director on the LSI Business Development, Inc. board from January 2019 through August 2019. He previously served on the boards of Spikes Security, Inc., QuantumSphere, Inc., the Pacific Council of International Policy and the Bel Air Association. He has conducted business in a dozen countries in Europe and Asia.
An Administration policy advisor on Cyber Security, he served in 2012 on the Department of Homeland Security Task Force on Cyber Security Resources and briefed then-DHS Secretary Napolitano on the Task Force recommendations. He was recently appointed to a third term on the U.S. State Department Advisory Committee on International Economic Policy, which advises the Secretary of State on foreign policy issues. At the Pacific Council on International Policy he serves on the Board of Directors and is Chairman of its National Security Member Committee.
Mr. Myers founded SM&A, an Aerospace & Defense Industry management consulting firm that grew over a 25 year period to approximately $100 million in annual revenue and over 800 employees, spearheading industry-changing innovations in competing for and managing U.S. Government contracts. During his tenure the company managed more than $360 billion in major program competitions. After conducting a successful Nasdaq listed IPO in 1998 he served as Chairman and CEO of SM&A for another ten years. The company was sold to private equity in 2008. An accomplished public speaker and author, Mr. Myers is a nationally recognized thought leader on business competitiveness and is a frequent guest lecturer on entrepreneurship at the USC Marshall School of Business. He is a two-time U.S. Air Force Veteran and a highly accomplished aviator. The Caladrius Board has concluded that Mr. Myers should continue serving as a Director based upon his technical background and diverse entrepreneurial and business expertise, including his having established and managed innovative enterprises (in the areas of proposal development for competitive procurements, aircraft leasing and private equity investment), together with his technical experience in the aerospace and defense sector.
Cynthia S. Schwalm
Ms. Schwalm was appointed to the Caladrius Board in November 2018. She is the owner of EIR Advisory LLC, a life sciences advisory and strategic investment firm. From February 2014 through November 2017, Ms. Schwalm was President and Chief Executive Officer of Ipsen North America, where she led the transformation of the company as it became the highest-growth subsidiary worldwide. Prior to joining Ipsen, she served as President of Eisai Pharmaceuticals, where she oversaw commercial operations, medical affairs and services, manufacturing, alliance management and other functions. She has also held general management roles, both domestically and internationally, at Amgen Inc. and Johnson & Johnson. Ms. Schwalm began her career as an oncology/critical care nurse.
Ms. Schwalm currently serves on the board of Nanoform Finland OYi, a nanoparticle manufacturing company, Kadmon Group, Inc., a clinical stage biopharmaceutical company, Hikma Pharmaceuticals PLC, a multigenerational generics company and G1 Therapeutics Inc., a biotechnology clinical development company. She has held positions on numerous corporate and non-profit boards, including the Women’s Leadership Advisory Board for the John F. Kennedy School of Government at Harvard University and the board of directors for the Sarah Cannon Oncology Research Institute. She currently serves as a Wharton Business School Leadership Advisor. Ms. Schwalm holds an M.B.A. from the Wharton School of the University of Pennsylvania and a B.S.N. from the University of Delaware. The Caladrius Board has concluded that Ms. Schwalm should continue serving as a Director based upon her pharmaceutical industry, management and scientific training and experience.
Peter G. Traber, M.D.
Dr. Traber joined the Caladrius Board in January 2015. He has extensive experience in medicine, science and the pharmaceutical industry. Since August 2020 he has served as Chief Medical Officer at Selectra Biosciences. Prior to that, from July 2018 to July 2020, he served as Partner to Alacrita Consulting. From March 2011 until June 2018, he was President and Chief Executive Officer of Galectin Therapeutics, Inc. (Nasdaq: GALT), where he served since 2010 as Chief Medical Officer and starting in 2009 as a member of its Board of Directors. Galectin is a publicly traded biotechnology company that is developing carbohydrate-based therapies for the treatment of fibrotic liver disease and cancer. Since 2008, he has been President Emeritus of Baylor College of Medicine, where he was Chief Executive Officer from 2003 to 2008. Dr. Traber also has extensive big pharma leadership experience, serving from 2000 to 2003 as Senior Vice President of clinical development and medical affairs and Chief Medical Officer of GlaxoSmithKline. He has also served as CEO of the University of Pennsylvania Health System, and as Chair of the Department of Internal Medicine and Chief of Gastroenterology for the University of Pennsylvania School of Medicine.
Dr. Traber has managed a molecular biology research laboratory and published more than 100 research articles, reviews, and book chapters. He received his M.D. from Wayne State School of Medicine, a B.S. in chemical engineering from the University of Michigan, and a certificate in medical leadership from Wharton Business School. The Caladrius Board has concluded that Dr. Traber should continue serving as a director based on his diverse experience in healthcare, including his expertise in clinical trial design and product development, and his management experience.
Anne C. Whitaker
Ms. Whitaker joined the Caladrius Board in November 2020. She is a seasoned healthcare executive bringing to Caladrius 28 years of experience in the life science industry, including senior leadership roles with large pharmaceutical, biotech and specialty pharma companies, and has a proven track record of building and leading high performance teams to successfully commercialize pharmaceuticals, consumer products and medical devices.
Ms. Whitaker is currently the CEO of Aerami Therapeutics (formerly Dance Biopharm Holdings, Inc.), a private life science company reimaging the treatment of chronic diseases with its inhaled therapies. Prior to Aerami, Anne served as the CEO and President of KNOW Bio, LLC, a privately held life science company, and the founding CEO of its subsidiary, Novoclem Therapeutics, Inc., from February 2017 until April 2018 where she oversaw the raise of more than $12 million in seed capital and signed technology partnerships with multiple partners to advance the company’s nitric oxide platform. Previously, Anne was Executive Vice President and Company Group Chairman at Bausch Health, where she was responsible for overseeing its Global Branded Pharmaceutical Business.
Ms. Whitaker also serves as an independent director on the board of Cree, Inc. (Nasdaq: CREE) an LED and semiconductor company, Mallinckrodt plc (NYSE: MKN), a specialty pharmaceutical company, and UDG Healthcare plc (London Exchange: UDGHC), a pharmaceutical services company. She also serves on the Board of Trustees for the University of North Alabama, her alma mater. She has previously served on the board of Vectura, Plc (London Exchange: VEC-GB), Synta Pharmaceuticals, Inc. (Nasdaq: SNTA) now Madrigal Pharmaceuticals, Inc. (Nasdaq: MDGL), Novoclem Therapeutics, Inc., KNOW Bio, LLC, and Foundation Board for the North Carolina School of Mathematics and Science. In addition to her public company board work and private company CEO role, she is an active industry advisor to private equity and venture capital funds in the U.S. and Europe. The Caladrius Board has concluded that Ms. Whitaker should continue serving as a director based on her experience in the life science industry, including her senior leadership roles with large pharmaceutical, biotech and specialty pharma companies.
Ms. Whitaker holds a Bachelor of Science degree in chemistry from the University of North Alabama.

Recommendation of the Caladrius Board
THE CALADRIUS BOARD RECOMMENDS THAT YOU VOTE “FOR” THE RE-ELECTION OF THE NOMINEES FOR CLASS II DIRECTORSHIP, AS IDENTIFIED ABOVE.

Nominees and Continuing Directors; Voting
General. The Caladrius Board currently consists of eight directors divided into three classes as follows:
•Class I directors (Cynthia S. Schwalm, Peter G. Traber, M.D. and Anne C. Whitaker) having a term expiring at our 2023 Annual Meeting of Stockholders;
•Class II directors (Gregory B. Brown, M.D. and David J. Mazzo, Ph.D.) having a term expiring at our 2021 Annual Meeting of Stockholders; and
•Class III directors (Michael H. Davidson, M.D., Steven M. Klosk and Steven S. Myers) having a term expiring at our 2022 Annual Meeting of Stockholders.
Accordingly, only the terms of the Class II directors are scheduled to expire at the Annual Meeting. Class I and Class III directors are not up for election at the Annual Meeting.

Nominees for Class II Directorship. In accordance with our classified Board, the terms of Class II directors (Gregory B. Brown, M.D. and David J. Mazzo, Ph.D.) expire at the Annual Meeting, with Class I and Class III directors continuing in office for terms expiring in 2023 and 2022, respectively. Based on the recommendation of our Nominating and Governance Committee, the Caladrius Board has nominated Gregory B. Brown, M.D. and David J. Mazzo, Ph.D. for re-election as our Class II directors at the Annual Meeting, to hold office until our annual meeting of stockholders held in the third year following such election (that is, our annual meeting of stockholders to be held in 2024) and until a successor is duly elected and qualified or the Board is reduced, accordingly.
Proxy Voting for Directors. Shares represented by proxies that are submitted or returned properly signed will be voted for the Caladrius Board’s nominees unless the stockholder indicates on the proxy that authority to vote the shares is withheld for the nominee listed. Should a nominee become unable to serve as a director (which is not anticipated at this time), the proxy will be voted for the election of a substitute nominee who shall be designated by the Caladrius Board. Proxies cannot be voted for a greater number of persons than the number of nominees named.
Vote Required. Directors will be elected by a plurality of the votes of the shares present, at the virtual meeting or by proxy, at the Annual Meeting, entitled to vote at the Annual Meeting and voting on the election of directors. Cumulative voting is not permitted in connection with the election of Caladrius’ directors.

Executive Officers
The following table sets forth certain information about the executive officers of Caladrius. There are no family relationships among any of our directors and executive officers. For biographical information regarding our executive officers, see the discussion under “Biographical Information - Executive Officers,” below.

Name	Age	Position
David J. Mazzo, Ph.D.	64	President and Chief Executive Officer
Todd C. Girolamo, Esq.	55	Senior Vice President and General Counsel & Corporate Secretary
William K. Sietsema, Ph.D.	65	Vice President, Global Regulatory Affairs

Biographical Information - Executive Officers
David J. Mazzo, Ph.D.
See the discussion under “Biographical Information - Director Nominees” above.
Todd C. Girolamo, J.D., M.B.A.
Mr. Girolamo joined Caladrius as Associate General Counsel in February 2011 and was promoted to Senior Vice President, General Counsel and Corporate Secretary in October 2015. He began his legal career at Cahill Gordon & Reindel in 1990 and later at Reid & Priest, practicing in the areas of securities law, intellectual property, employment law and general commercial litigation. After private practice, Mr. Girolamo spent 12 years on Wall Street in institutional equities as a series 24, 7 and 63 licensed principal at Oppenheimer & Co., CIBC World Markets, Leerink Swann & Co. and Summer Street Research Partners where he specialized in equity research, sales and trading of biotechnology, pharmaceuticals and medical technology market sectors. Mr. Girolamo then served as an analyst and portfolio manager at Lion’s Path Capital managing a long-short portfolio of biopharma and med-tech equities. Mr. Girolamo received an A.B. with honors from Harvard College, a J.D. from the University of Pennsylvania Law School and an M.B.A. from Columbia Business School.
William K. Sietsema, Ph.D.
Dr. Sietsema has been with Caladrius for 6 years and was appointed to his current position of Vice President, Global Regulatory Affairs effective January 1, 2019. Prior to Caladrius, he was Global Regulatory Lead at Amgen where he provided strategic guidance to a portfolio of early stage projects in oncology, inflammation, and cardiovascular disease. He was also Vice President, Global Regulatory Consulting and Submissions at Kendle International/INC Research and Adjunct Professor of Pharmaceutical Sciences at the University of Cincinnati, College of Pharmacy, where he taught evening classes in drug development. He has 37 years of experience in the pharmaceutical industry. During his sixteen years with Kendle/INC, he brought leadership to several initiatives in the fields of inflammation, skeletal disease, analgesia, gastrointestinal disease, ophthalmology, and women's health. He played a pivotal role in the rapid development of Pharmacia's Celebrex, which transited from beginning of Phase 2 to NDA approval in less than three years. He received his BA, magna cum laude, in Chemistry from the University of Colorado, Boulder in 1977 and his PhD in biochemistry from the University of Wisconsin, Madison in 1982. He is the author of 24 journal articles, 4 book chapters, 42 presentations and posters and is an inventor on 6 patents. He has published eight books on regulatory topics ranging from strategic planning to practical aspects of preparing CTAs and MAAs. He is a member of the American Chemical Society, the Regulatory Affairs Professional Society, and the Association for Regenerative Medicine. He was recognized by R&D Directions as one of the top 20 clinical research scientists in 2007.
Governance of Caladrius Biosciences, Inc.
Director Independence
The current Caladrius Board members consist of Dr. Brown, Dr. Davidson, Mr. Klosk, Dr. Mazzo, Mr. Myers, Ms. Schwalm, Dr. Traber and Ms. Whitaker. The Caladrius Board has reviewed the materiality of any relationship that each of our directors has with Caladrius, either directly or indirectly. Based upon this review, the Caladrius Board has determined that Dr. Brown, Dr. Davidson, Mr. Klosk, Mr. Myers, Ms. Schwalm, Dr. Traber and Ms. Whitaker are “independent directors” applying the definition of independence under the listing standards of Nasdaq.

Board Leadership Structure and Role in Risk Oversight
Dr. Brown serves as the Chairman of the Board. When present, our Chairman presides over all Caladrius Board meetings. Dr. Brown coordinates with our President and Chief Executive Officer and Corporate Secretary to set the agenda for Caladrius Board meetings, chairs executive sessions of the independent directors, and performs any other duties assigned from time to time by the Caladrius Board. We believe that the separation of the Chairman and Chief Executive Officer roles at Caladrius enhances good corporate governance principles through reduction of conflicts of interest and greater board independence.
The Caladrius Board oversees our risk management. This oversight is administered primarily through the following:
•The Caladrius Board’s review and approval of our business plans and budget (prepared and presented to the Caladrius Board by the President and Chief Executive Officer and other management), including the projected opportunities and challenges facing our business;
•At least quarterly review of our business developments, business plan implementation and financial results;
•Our Audit Committee’s oversight of our internal control over cybersecurity and financial reporting and its discussions with management and the independent accountants regarding the quality and adequacy of our internal controls and financial reporting; and
•Our Compensation Committee’s review and approval of our executive officer compensation and its relationship to our business plans.
Committees
The Caladrius Board has established (i) an Audit Committee, (ii) a Compensation Committee and (iii) a Nominating and Governance Committee. Each of these Committees has only independent directors as members. In addition, the Caladrius Board has established a Science and Technology Committee for which it has not imposed any membership rules regarding director independence, and which committee assists with reviewing development and regulatory strategy, R&D staffing and budgets, and recommendations regarding business development opportunities.
Audit Committee
The Audit Committee consists of four directors: Dr. Brown (Chairman), Messrs. Klosk and Myers and Ms. Schwalm. Each member of the committee is independent applying the definition of independence under the listing standards of Nasdaq and SEC regulations. The Audit Committee met five times during the year. Dr. Brown, Messrs. Klosk and Myers and Ms. Schwalm each qualify as an “audit committee financial expert” as defined by Item 407(d)(5)(ii) of Regulation S-K.
Pursuant to the terms of the Audit Committee charter, the Audit Committee is required to consist of at least three of our “independent” directors and shall serve at the pleasure of the Caladrius Board. An “independent” director is defined as an individual who (a) is not our officer or salaried employee or an affiliate, (b) does not have any relationship that, in the opinion of the Caladrius Board, would interfere with his or her exercise of independent judgment as an Audit Committee member, (c) meets the independence requirements of the SEC and Nasdaq or such other securities exchange or market on which our securities are traded and (d) except as permitted by the SEC and Nasdaq or such other securities exchange or market on which our securities are traded, does not accept any consulting, advisory or other compensatory fee from us. The Audit Committee’s charter requires the committee to oversee our accounting and financial reporting process, our system of internal controls regarding cybersecurity, finance, accounting, legal compliance and ethics, and the audits of our financial statements. A current copy of such charter is available to stockholders on our website, www.caladrius.com. The primary duties of the Audit Committee consist of, among other things:
•serving as an independent and objective party to monitor our financial reporting process, internal control system, cybersecurity policy and disclosure control system;
•reviewing and appraising the audit efforts of our independent accountants;
•assuming direct responsibility for the appointment, compensation, retention and oversight of the work of the outside auditors and for the resolution of disputes between the outside auditors and our management regarding financial reporting issues;
•providing an open avenue of communication among the independent accountants, financial and senior management and the Caladrius Board; and
•reviewing and approving all related party transactions.

Statement of Audit Committee
The Audit Committee of the Caladrius Board offers this statement regarding Caladrius’ audited consolidated financial statements contained in our 2020 Form 10-K, which was filed on February 25, 2021 and regarding certain matters with respect to Grant Thornton LLP, Caladrius’ independent registered public accounting firm for the fiscal year ended December 31, 2020. This statement shall not be deemed to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing with the SEC by Caladrius, except to the extent that Caladrius specifically incorporates this information by reference, and shall not otherwise be deemed to be filed with the SEC.
The Audit Committee has reviewed and discussed the audited consolidated financial statements for the fiscal year ended December 31, 2020 with management. The Audit Committee has discussed with Caladrius’ independent registered public accounting firm the matters required to be discussed under the provisions of the Public Company Accounting Oversight Board (PCAOB) Auditing Standard No. 16 (Communication with Audit Committees). The Audit Committee has received the written disclosures and the letter from Caladrius’ independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm their independence with respect to Caladrius. Based on the review and discussions referred to above, the Audit Committee recommended to Caladrius’ Board that the audited consolidated financial statements be included in our Annual Report on Form 10-K for fiscal 2020 for filing with the SEC.

                            Members of the Caladrius Biosciences, Inc. Audit Committee

                            Gregory B. Brown, M.D.
                            Steven M. Klosk
                            Steven S. Myers
                            Cynthia S. Schwalm

Compensation Committee
Our Compensation Committee consists of four directors: Mr. Klosk (Chairman), Dr. Brown, Mr. Myers and Ms. Whitaker. Each such member of the Compensation Committee is independent applying the definition of independence under the listing standards of Nasdaq. The Compensation Committee met five times during the year.
Each member of our Compensation Committee must (i) be one of our independent directors satisfying the independence requirements of Nasdaq and other applicable regulatory requirements; (ii) qualify as an “outside director” under Section 162(m) of the Internal Revenue Code of 1986 (the "Code") and (iii) meet the requirements of a “non-employee director” for purposes of Section 16 of the Exchange Act. Except as permitted by Nasdaq, members of the Compensation Committee must not accept any consulting, advisory or the other compensatory fee from us or any of our subsidiaries. In determining whether a director is eligible to serve on the Compensation Committee, the Caladrius Board must consider whether the director is affiliated with us, one of our subsidiaries or an affiliate of one of our subsidiaries to determine whether such affiliation would impair the director’s judgment as a member of the Compensation Committee.
The Compensation Committee oversees the determination of all matters relating to employee compensation and benefits and specifically determines and approves salaries, bonuses and equity-based compensation for our executive officers.
We have adopted a Compensation Committee charter which outlines the Compensation Committee’s primary duties which are to:
•evaluate the performance of the President and Chief Executive Officer considering, inter alia, achievement of committee-approved goals and objectives and determine and approve the President and Chief Executive Officer’s compensation based on this evaluation and such other factors as the Compensation Committee shall deem appropriate;
•determine and approve all executive officer compensation;
•approve the aggregate amounts and methodology for determination of all salary, bonus, and long-term incentive awards for all employees other than executive officers;
•review and recommend equity-based compensation plans to the full Board and approve all grants and awards thereunder;
•review and approve changes to our equity-based compensation plans other than those changes that require stockholder approval under the plans, the requirements of Nasdaq or any exchange on which our securities may be listed and/or any applicable law;
•review and recommend to the full Board changes to our equity-based compensation plans that require stockholder approval under the plans, the requirements of Nasdaq or any exchange on which our securities may be listed and/or any applicable law;
•review and approve changes in our retirement, health, welfare and other benefit programs that result in a material change in costs or the benefit levels provided;
•administer our equity-based compensation plans; and
•approve, as required by applicable law, the annual Compensation Committee report on executive compensation for inclusion in our proxy statement.
The Compensation Committee has the authority, in its sole discretion, to retain or obtain advice from compensation consultants, independent legal counsel and other advisers, and is directly responsible for the retention, termination, compensation and oversight of the work of any such consultant, counsel or other adviser. In selecting a consultant, counsel or other adviser, the Compensation Committee must, as required by Nasdaq rules, take into consideration all factors relevant to such person’s independence from management, including all factors that Nasdaq identifies in its listing standards.
Since March 2015, the Compensation Committee engaged the services of Radford/AON (“Radford”), a national executive compensation consulting firm, with expertise in the life science industry to review and provide recommendations concerning all of the components of Caladrius’ executive and director compensation program. Radford performs services solely on behalf of the Compensation Committee and has no relationship with the Company or management except as may relate to performing such services. Radford assisted the Compensation Committee in defining the appropriate market of the Company’s peer companies for executive compensation and practices and in benchmarking our executive compensation program against the peer group for 2020 and in years past compensation actions. Radford also assisted the Compensation Committee in benchmarking our director compensation program and practices against those of our peers. The Compensation Committee has assessed the independence of Radford pursuant to SEC rules and the corporate governance rules of Nasdaq and concluded that no conflict of interest exists that would prevent Radford from independently representing the Compensation Committee.
A current copy of the Compensation Committee charter is available to stockholders on our website, www.caladrius.com. The Compensation Committee may form and delegate its authority to subcommittees as appropriate. Additionally, the President and Chief Executive Officer may make recommendations to the Compensation Committee relating to executive and director compensation, but consistent with Nasdaq rules, he may not be present during deliberations or voting regarding his own compensation.
Nominating and Governance Committee
Our Nominating and Governance Committee consists of three directors: Mr. Myers (Chairman), Dr. Davidson and Dr. Traber. The Nominating and Governance Committee is empowered by the Caladrius Board to recommend to the Caladrius Board qualified individuals to serve on the Caladrius Board and to identify the manner in which the Nominating and Governance Committee evaluates nominees recommended for the Caladrius Board. All members of the Nominating and Governance Committee have been determined to be “independent directors” pursuant to the definition contained in the rules of Nasdaq and SEC regulations. The Nominating and Governance Committee met four times during the year.
The Caladrius Board has adopted a Nominating and Governance Committee charter to govern the Nominating and Governance Committee, a current copy of which is available to stockholders on our website, www.caladrius.com.
Additional Board Committee:
The Caladrius Board also maintains the following additional committee:
Science and Technology Committee: The Science and Technology Committee consists of Drs. Davidson (Chairman), Brown, Traber, Mazzo, Mr. Klosk, Ms. Schwalm and Ms. Whitaker. This committee is authorized to review the science, clinical and regulatory strategy underlying Caladrius’ research and development programs, as well as associated staffing and budgets. It also reviews the interactions of the research and development organization with health care providers and regulatory bodies. The Science and Technology Committee met five times during the year.
Qualifications for Board Membership
The Nominating and Governance Committee Charter mandates that the Committee consider and recruit qualified candidates in consultation with the Company's Chief Executive Officer and affords the Committee the flexibility to determine the desired qualifications, expertise and characteristics most suited to the needs of the Caladrius Board at any given time.
Diversity Considerations in Director Nominations
We do not have a formal diversity policy. We believe the Caladrius Board represents a collection of individuals with a variety of complementary skills which, as a group, constitute the appropriate skills and experience to oversee Caladrius’ business. Our directors come from diverse backgrounds, including medicine, private equity, and management of pharmaceutical and healthcare-related companies. In accordance with the mission set out in its charter, our Nominating and Governance Committee considers a wide variety of qualifications, attributes and other factors and recognizes that a diversity of viewpoints and practical experiences can enhance the effectiveness of the Caladrius Board. As part of its evaluation of each candidate, our Nominating and Governance Committee takes into account how that candidate’s background, experience, qualifications, attributes and skills may complement, supplement or duplicate those of other directors or prospective candidates.
Nominating and Governance Committee Procedures
The Caladrius Board generally believes that we are well-served by our current directors. In the ordinary course, absent special circumstances or a material change in the criteria for Board membership, the Caladrius Board will re-nominate incumbent directors who continue to be qualified for Board service and are willing to continue as directors. If an incumbent director is not standing for re-election or is not re-nominated if a vacancy on the Caladrius Board occurs between annual stockholder meetings or if the Caladrius Board believes it is in our best interests to expand its size, the Caladrius Board may seek out potential candidates for Caladrius Board appointment who meet the criteria for selection as a nominee and have the specific qualities or skills being sought. Nominees for director must be discussed by the full Board and approved for nomination by the affirmative vote of a majority of the Caladrius Board, including the affirmative vote of a majority of the independent directors.
The Nominating and Governance Committee assists the Caladrius Board by identifying qualified candidates for director and recommends to the Caladrius Board the director nominees for the annual meeting of stockholders. The Caladrius Board will conduct a process of making a preliminary assessment of each proposed nominee based upon the nominee’s resume and biographical information, an indication of the individual’s willingness to serve and other background information. This information is evaluated against specific needs at that time. Based upon a preliminary assessment of the candidate(s), those who appear best suited to meet our needs may be invited to participate in a series of interviews, which are used as a further means of evaluating potential candidates. Based on information learned during this process, the Caladrius Board will determine which nominee(s) to include in the slate of candidates that the Caladrius Board recommends for election at each annual meeting of our stockholders.
Procedures for Considering Nominations Made by Stockholders
The procedures for stockholders submitting nominating recommendations described in our By-laws detail the procedures for nominations to be submitted by stockholders, other than candidates who have previously served on the Caladrius Board or who are recommended by the Caladrius Board. Our By-laws state that: "For any nomination or other business proposal to be properly brought before an Annual Meeting by a stockholder pursuant to clause (iii) of Article I, Section 1.10(A)(1) of these By-laws, the stockholder must (i) have given Timely Notice (as defined below) thereof in writing to the Secretary of the Corporation, (ii) have provided any updates or supplements to such notice at the times and in the forms required by these By-laws and, (iii) together with the beneficial owner(s), if any, on whose behalf the nomination or other business proposal is made, have acted in accordance with the representations set forth in the Solicitation Statement (as defined below) required by these By-laws.  To be timely, a stockholder’s written notice shall be received by the Secretary at the principal executive offices of the Corporation not later than the close of business on the one hundred and twentieth (120th) day nor earlier than the close of business on the one hundred fiftieth (150th) day prior to the one-year anniversary of the preceding year’s Annual Meeting date; provided that, in the event the Annual Meeting is first convened more than thirty (30) days before or more than sixty (60) days after  the one-year anniversary of the preceding year’s Annual Meeting date, or if no Annual Meeting was held in the preceding year, notice by the stockholder to be timely must be received by the Secretary of the Corporation not later than the close of business on the later of the ninetieth (90th) day prior to the scheduled date of such Annual Meeting or  the tenth (10th) day following the day on which public announcement of the date of such meeting is first made (such notice within such time periods shall be referred to as “Timely Notice”)."
There will be no differences in the manner in which the Caladrius Board evaluates nominees recommended by stockholders and nominees recommended by the Caladrius Board or management, except that no specific process shall be mandated with respect to the nomination of any individuals who have previously served on the Caladrius Board.
Stockholder Communications
The Caladrius Board has established a procedure that enables stockholders to communicate in writing with members of the Caladrius Board. Any such communication should be addressed to our Corporate Secretary and should be sent to such individual c/o Caladrius Biosciences, Inc., 800 Westchester Avenue, Suite N341, Rye Brook, NY 10573. Any such communication must state, in a conspicuous manner, that it is intended for distribution to the entire Board. Under the procedures established by the Caladrius Board, upon our Secretary’s receipt of such a communication, a copy of such communication will be sent to each member of the Caladrius Board, identifying it as a communication received from a stockholder. Absent unusual circumstances, at the next regularly scheduled meeting of the Caladrius Board held more than two days after such communication has been distributed, the Caladrius Board will consider the substance of any such communication.
Board and Committee Meeting Attendance
During the year ended December 31, 2020, the Caladrius Board held six meetings, the Audit Committee held five meetings, the Compensation Committee held five meetings, the Nominating and Governance Committee held four meetings and the Science and Technology Committee held five meetings. The Caladrius Board took additional actions by written consent. Each director attended (or participated by telephone) in 100% of the total number of meetings of the Caladrius Board and committees on which he or she served, with the exception of one Board meeting, one Compensation meeting, two Nominating and Governance meetings and one Science and Technology Committee meeting at which one member was absent at each.
Director Attendance at Annual Stockholder Meetings
We do not have a formal policy regarding attendance by directors at our annual meetings of stockholders but invite and encourage all directors to attend. We make every effort to schedule our annual meeting of stockholders at a time and date to permit attendance by directors, taking into account the directors’ schedules and the timing requirements of applicable law. The COVID-19 pandemic this year has necessitated implementation of a virtual meeting for the protection of our shareholders, directors and management, but the Company intends to resume a live in-person meeting format in 2022. All incumbent Board members attended Caladrius’ virtual annual meeting in 2020.

Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Exchange Act requires Caladrius’ directors, certain officers of Caladrius, and persons who beneficially own more than 10% of a registered class of Caladrius’ equity securities, to file initial reports of ownership and reports of changes in ownership with the SEC. These persons are required by the SEC to furnish Caladrius with copies of all Section 16(a) reports that they file.
Based solely on a review of Forms 3 and 4 and amendments thereto furnished to Caladrius during 2020, filed by our officers, directors, and any person whom we understand to own more than 10% of our common stock, all Section 16(a) filings were timely filed to our knowledge, with the exception of the filings of August 12, 2020 (a Form 3 and Form 4 filed by Michael Davidson), which should have been filed by July 31, 2020.
Code of Ethics
We have adopted a code of ethics that applies to our directors, officers and employees, except to our Chief Executive Officer, principal financial officer, and any principal accounting officer, controller, or persons performing similar functions (“Senior Financial Officers”), who are subject to a separate code of ethics. Both codes of ethics are available on our website, www.caladrius.com.

PROPOSAL NO. 2: THE RATIFICATION OF AUDITORS
THE CALADRIUS BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE RE-APPOINTMENT OF GRANT THORNTON LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

Re-Appointment of Grant Thornton LLP
Grant Thornton LLP currently serves as our independent registered public accounting firm and has audited our financial statements for the year ended December 31, 2020. Grant Thornton LLP was initially appointed as our independent registered public accounting firm in 2011.
Grant Thornton LLP has again been appointed by the Audit Committee of the Caladrius Board (the “Audit Committee”) to serve as our independent registered public accounting firm for our fiscal year ending December 31, 2021. The Caladrius Board is submitting this appointment to our stockholders for ratification at the Annual Meeting.
Representatives of Grant Thornton LLP at Annual Meeting
Representatives of Grant Thornton LLP are expected to be present at the Annual Meeting to have an opportunity to make a statement, if they desire to do so and to be available to respond to appropriate questions.
Accounting Fees and Other Accounting Matters
Grant Thornton LLP was engaged to serve as Caladrius’ independent registered public accounting firm in 2020 and 2019 and accordingly, audited Caladrius’ financial statements for the fiscal years ended December 31, 2020 and 2019. The following table sets forth a summary of the fees billed or expected to be billed to us by Grant Thornton LLP for professional services rendered for the fiscal years ended December 31, 2020 and 2019.

Fee Category	Fiscal 2020 Fees	Fiscal 2019 Fees
Audit Fees(1)	$401,000	$345,145
Audit-Related Fees(2)	$—	$—
Tax Fees(3)	$—	$—
All Other Fees(4)	$—	$—
Total Fees	$401,000	$345,145

_______________
(1)Audit Fees consist of aggregate fees billed or expected to be billed for professional services rendered for the audit of Caladrius’ annual consolidated financial statements included in Caladrius’ Annual Reports on Form 10-K and review of the interim consolidated financial statements included in Quarterly Reports on Form 10-Q or services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements for the fiscal years ended December 31, 2020 and 2019, respectively.
(2)Audit-Related Fees consist of aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit or review of Caladrius’ consolidated financial statements and are not reported under “Audit Fees.”
(3)Tax Fees consist of aggregate fees billed or expected to be billed for professional services rendered for tax compliance, tax advice and tax planning. These fees related to preparation of Caladrius’ federal and state income tax returns and other tax compliance activities.
(4)All Other Fees consist of aggregate fees billed for products and services provided by Grant Thornton (as applicable), other than those disclosed above.
The Audit Committee is responsible for the appointment, compensation and oversight of the work of the independent registered public accounting firm and approves in advance any services to be performed by the independent registered public accounting firm, whether audit-related or not. The Audit Committee reviews each proposed engagement to determine whether the provision of services is compatible with maintaining the independence of the independent registered public accounting firm. All of the fees shown above were pre-approved by the Audit Committee.

Required Vote; Recommendation of the Caladrius Board
Approval of the Auditor Ratification Proposal requires the affirmative vote of a majority of the stock present at the virtual meeting or represented by proxy entitled to vote and voting on the Auditor Ratification Proposal.
THE CALADRIUS BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RE-APPOINTMENT OF GRANT THORNTON LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

PROPOSAL NO. 3: THE NON-BINDING, ADVISORY VOTE ON EXECUTIVE COMPENSATION
THE CALADRIUS BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION.

Background of the Proposal
Under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and Section 14A of the Exchange Act, our stockholders are entitled to vote to approve, on an advisory (non-binding) basis, the compensation of our Chief Executive Officer and our other Named Executive Officers as disclosed in this Proxy Statement in accordance with the SEC rules.
Executive Compensation
We believe that our executive compensation programs, which are reviewed and approved by the Compensation Committee and reviewed by Radford/AON, our compensation consultants, are designed to retain and incentivize the talented executives whose efforts are key to our long-term success. Stockholders are encouraged to review carefully the “Executive Compensation” section of this proxy statement for additional details about Caladrius’ executive compensation, including information about the fiscal year 2020 compensation of our Named Executive Officers.
We are asking our stockholders to indicate their support for our Named Executive Officer compensation as described in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our Named Executive Officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our Named Executive Officers as described in this proxy statement. Accordingly, we are asking our stockholders to cast a non-binding advisory vote “FOR” the following resolution at the Annual Meeting:
“RESOLVED, that the compensation of Caladrius’ Named Executive Officers, as disclosed in Caladrius’ Proxy Statement for the 2021 Annual Meeting of Stockholders pursuant to Item 402 of Regulation S-K, is hereby APPROVED.”
Required Vote; Recommendation of the Caladrius Board
Approval of this proposal requires the affirmative vote of a majority of the stock present at the virtual meeting or represented by proxy entitled to vote and voting on the proposal.
The say-on-pay vote is advisory, and therefore not binding on Caladrius, the Compensation Committee or the Caladrius Board. Nevertheless, the Caladrius Board and our Compensation Committee value the opinions of our stockholders, whether expressed through this vote or otherwise, and, accordingly, the Caladrius Board and Compensation Committee intend to consider the results of this vote in making determinations in the future regarding executive compensation arrangements.
THE CALADRIUS BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION.

PROPOSAL NO. 4: THE AMENDMENT TO THE 2018 EQUITY INCENTIVE COMPENSATION PLAN
THE CALADRIUS BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSED AMENDMENT TO THE 2018 EQUITY INCENTIVE COMPENSATION PLAN.
Background of the Proposal
The Caladrius Board has unanimously approved an amendment (subject to stockholder approval at the Annual Meeting) of the Caladrius 2018 EQUITY INCENTIVE COMPENSATION PLAN (the “Plan”) that increases the number of shares that may be issued under the Plan.
At the Annual Meeting you are being asked to approve the amendment to the Plan that increases the number of shares that may be issued under the Plan by 6,000,000 shares from 2,500,000 shares to 8,500,000 shares.
The following is a summary of the Plan, as amended. This summary is qualified in its entirety by reference to the full text of the Plan, as amended, which is attached to Appendix A to this proxy statement and is incorporated herein by reference.
The Plan was approved by the Caladrius Board and our stockholders in 2018. By its terms, the Plan may be amended by the Caladrius Board, provided that any amendment that the Caladrius Board determines requires stockholder approval is subject to receiving such stockholder approval. Approval by our stockholders is required by the listing rules of The Nasdaq Stock Market. In addition, stockholder approval is required in order to ensure favorable federal income tax treatment for grants of incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).
As of April 19, 2021, a total of 635,730 shares of our common stock remain available for issuance under the Plan; options to purchase a total of 756,874 shares of common stock are outstanding; and restricted stock units for the issuance of a maximum of 787,400 shares of our common stock were outstanding. As of April 19, 2021, a total of 453,155 shares of our common stock have been issued upon the exercise of options and vesting of other equity awards granted under the Plan.
Reasons for Amendment of the Plan
In concert with Radford/AON, the independent consultant to the Company, the Caladrius Board and our management believe that the effective use of stock-based long-term incentive compensation is vital to our ability to achieve strong performance in the future. The Plan is intended to maintain and enhance the key policies and practices adopted by our management and the Caladrius Board to align employee and stockholder interests and to link compensation to Company performance. In addition, our future success depends, in large part, upon our ability to maintain a competitive position in attracting, retaining and motivating key personnel. We believe that the increase in the number of shares available for issuance under our Plan is essential to permit our management to continue to provide long-term, equity-based incentives to present and future key employees, consultants and directors. The Caladrius Board believes that the number of shares currently remaining available for issuance pursuant to future awards under the Plan (635,730 shares as of April 19, 2021) is not sufficient for future granting needs.
The following is a brief summary of the Plan, as amended. This summary is qualified in its entirety by reference to the text of the Plan, a copy of which is attached as Appendix A hereto.
Summary of Material Features of the Plan
Plan Administration. In accordance with the terms of the Plan, the Plan shall be administered by a committee appointed by the Caladrius Board, which committee shall consist of not less than two members of the Caladrius Board and shall be comprised solely of members of the Caladrius Board who qualify as non-employee directors. The Caladrius Board shall have the power to add or remove members of the committee. The Plan administrator has the authority, in its discretion, to determine, among other matters, (i) the fair market value of shares in connection with awards, (ii) the recipients to whom awards may be granted, (iii) the number of shares of the Company’s common stock to be covered by each award granted under the Plan, (iv) the forms of agreements for use under the Plan and (v) all other terms and conditions of awards in accordance with the Plan.
Eligibility. The Plan allows us, under the direction of the Plan administrator, to make grants of stock options, restricted stock, restricted stock units, deferred share units, unrestricted shares and stock appreciation rights to the Company’s employees, consultants and directors. As of April 19, 2021, there were approximately 31 individuals eligible to participate in the Plan.
Corporate Governance Aspects of the Plan. The Plan includes several provisions that we believe promote best practices by reinforcing alignment with stockholders’ interests. These provisions include, but are not limited to, the following:
•No Discounted Options or Stock Appreciation Rights: Stock options and stock appreciation rights may not be granted with exercise prices lower than the fair market value of the underlying shares on the grant date except to replace equity awards due to a corporate transaction.

•No Repricing without Stockholder Approval: Other than in connection with certain changes in the Company’s capitalization or changes in control, without the prior approval of stockholders, (i) the exercise price of stock options and stock appreciation rights may not be reduced, (ii) no option or stock appreciation right may be cancelled in exchange for cash, other awards, or options or stock appreciation rights with an exercise price that is less than the exercise price of the original option or stock appreciation right and (iii) the Company may not repurchase an option or stock appreciation right for value if the fair market value of the shares underlying such option or stock appreciation right is lower than its exercise price per share.
•No Dividends: Dividends on stock awards may accrue but are not payable until such time as any applicable vesting period or achievement of performance conditions has been met.
•No Transferability: Equity awards other than unrestricted shares generally may not be transferred, except by will or the laws of descent and distribution, unless approved by the Plan administrator.
•Limits on Director Grants: The number of shares that may be granted to any non-employee director in any calendar year is limited to an aggregate grant date fair value of $60,000, except for grants made pursuant to an election by a non-employee director to receive a grant of equity in lieu of cash for any cash fees to be received for service on the Caladrius Board or any committee thereof or in connection with a non-employee director initially joining the Caladrius Board.
Shares Available for Issuance. The Plan provides for the issuance of up to 2,500,000 shares of our common stock plus a number of additional shares to be issued if awards outstanding under our Amended and Restated 2009 Equity Compensation Plan (the “2009 Plan”) and/or 2015 Equity Compensation Plan (the “2015 Plan”) are cancelled, expire or net share settled. As of April 19, 2021, 635,730 shares were available for future awards under the Plan. If our stockholders approve this proposal, an additional 6,000,000 shares would be available for future awards under the Plan. Generally, shares of common stock reserved for awards under the Plan that lapse or are canceled (other than by exercise) will be added back to the share reserve available for future awards.
Stock Options. Stock options granted under the Plan may either be incentive stock options, which are intended to satisfy the requirements of Section 422 of the Code, or non-statutory stock options, which are not intended to meet those requirements. Incentive Stock Options may be granted to employees of the Company and its affiliates. Non-statutory options may be granted to employees, directors and consultants of the Company and its affiliates. The exercise price of a stock option may not be less than 100% of the fair market value of our common stock on the date of grant and the term of the option may not be longer than ten years. If an incentive stock option is granted to an individual who owns more than 10% of the combined voting power of all classes of our capital stock, the exercise price may not be less than 110% of the fair market value of our common stock on the date of grant and the term of the option may not be longer than five years.
Award agreements for stock options include rules for exercise of the stock options after termination of service. Options may not be exercised unless they are vested, and no option may be exercised after the end of the term set forth in the award agreement. Generally, stock options will be exercisable, to the extent vested at the time of termination of service, for 90 days after termination of service for any reason other than death or total and permanent disability, and for one year after termination of service on account of death or total and permanent disability, but will not be exercisable if the termination of service was due to cause.
Stock Awards. Stock awards under the Plan may be granted to any participant under the Plan, pursuant to the terms of a stock award agreement evidencing such grant. The Plan administrator shall establish a vesting period and may prescribe certain additional restrictions, including the satisfaction of corporate or individual performance objectives, on such stock awards. Generally, holders of stock award shares shall have the right to vote such shares, and cash dividends may accrue on stock awards, though they may be paid only to the extent that the applicable restricted period has lapsed or the corporate or individual performance objectives have been achieved. Unless otherwise provided by the stock award agreement or determined by the Plan administrator in its sole discretion, any unvested stock award shares shall be forfeited if the grantee’s employment or service with the Company terminates for any reason prior to the expiration or termination of the applicable vesting period and/or the achievement of such other vesting conditions applicable to the award.
Restricted Stock Units. Restricted stock units are awards denominated in units evidencing the right to receive shares, which may vest over such period of time and/or upon satisfaction of such performance criteria or objectives as is determined by the Plan administrator at the time of grant and set forth in a stock award agreement, without payment of any amounts by the grantee except to the extent required by law. Prior to delivery of shares with respect to an award of restricted stock units, the grantee shall have no rights as a shareholder of the Company. Unless otherwise provided by the stock award agreement or determined by the Plan administrator in its sole discretion, restricted stock units shall be forfeited if the grantee’s employment or service with the Company terminates for any reason prior to the expiration or termination of the applicable vesting period and/or the achievement of such other vesting conditions applicable to the restricted stock units.
Unrestricted Shares. The Plan administrator may cause the Company to grant unrestricted shares at such time or times, in such amounts and for such reasons as the Plan administrator, in its sole discretion, shall determine. No payment shall be required for unrestricted shares.
Stock Appreciation Rights. Stock appreciation rights may be granted by the Plan administrator either alone, in addition to, or in tandem with other awards under the Plan. Each stock appreciation right shall relate to such number of shares as shall be determined by the Plan administrator and shall be exercisable for shares only.
Changes in Capitalization. In connection with any increase or decrease in the number of issued shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of our common stock, or any other increase or decrease in the number of issued shares without receipt of consideration by us, subject to any required action by our shareholders, the number of shares covered by each outstanding award, and the number of shares which have been authorized for issuance under the Plan but as to which no awards have yet been granted or which have been returned to the Plan upon cancellation or expiration, as well as the price per share covered by each such outstanding option or stock appreciation right and the share limitations set forth in the Plan, shall be proportionately and equitably adjusted.
Corporate Transactions. In the event of a change in control, and either (i) the failure of the Company’s successor to assume a participant’s awards or (ii) an assumption of such awards followed by a participant’s termination without cause within the one-year period following such change in control, then, except as otherwise provided by the Plan administrator in a participant's award agreement, the participant shall be entitled to the following benefits: (i) all outstanding options and stock appreciation rights granted prior to the change in control shall be fully vested and immediately exercisable in their entirety upon such change in control (or upon later termination of the participant's employment without cause, if applicable), and (ii) all unvested stock awards, performance-based awards, and other awards shall become fully vested.
Amendment and Termination. The Plan may be amended, altered, suspended or terminated by the Caladrius Board at any time. No amendment, alteration, suspension or termination of the Plan shall materially impair the rights of any participant unless mutually agreed otherwise between the participant and the Plan administrator, which agreement must be in writing and signed by the participant and the Company.
Duration of Plan. The Plan will expire by its terms on April 23, 2028.
Federal Income Tax Considerations
The material federal income tax consequences of the issuance and exercise of stock options and other awards under the Plan, based on the current provisions of the Code and regulations, are as follows. Changes to these laws could alter the tax consequences described below. This summary assumes that all awards granted under the Plan are exempt from or comply with, the rules under Section 409A of the Code related to nonqualified deferred compensation.
Incentive Stock Options:     Incentive stock options are intended to qualify for treatment under Section 422 of the Code. An incentive stock option does not result in taxable income to the optionee or deduction to us at the time it is granted or exercised, provided that no disposition is made by the optionee of the shares acquired pursuant to the option within two years after the date of grant of the option nor within one year after the date of issuance of shares to the optionee (referred to as the “ISO holding period”). However, the difference between the fair market value of the shares on the date of exercise and the option price will be an item of tax preference includible in “alternative minimum taxable income” of the optionee. Upon disposition of the shares after the expiration of the ISO holding period, the optionee will generally recognize long term capital gain or loss based on the difference between the disposition proceeds and the option price paid for the shares. If the shares are disposed of prior to the expiration of the ISO holding period, the optionee generally will recognize taxable compensation, and we will have a corresponding deduction, in the year of the disposition, equal to the excess of the fair market value of the shares on the date of exercise of the option over the option price. Any additional gain realized on the disposition will normally constitute capital gain. If the amount realized upon such a disqualifying disposition is less than fair market value of the shares on the date of exercise, the amount of compensation income will be limited to the excess of the amount realized over the optionee’s adjusted basis in the shares.

Non-Statutory Options:     Options otherwise qualifying as incentive stock options, to the extent the aggregate fair market value of shares with respect to which such options are first exercisable by an individual in any calendar year exceeds $100,000, and options designated as non-statutory options will be treated as options that are not incentive stock options.
A non-statutory option ordinarily will not result in income to the optionee or deduction to us at the time of grant. The optionee will recognize compensation income at the time of exercise of such non-statutory option in an amount equal to the excess of the then value of the shares over the option price per share. Such compensation income of optionees may be subject to withholding taxes, and a deduction may then be allowable to us in an amount equal to the optionee’s compensation income.
An optionee’s initial basis in shares so acquired will be the amount paid on exercise of the non-statutory option plus the amount of any corresponding compensation income. Any gain or loss as a result of a subsequent disposition of the shares so acquired will be capital gain or loss.
Stock Grants:     With respect to stock grants under our Plan that result in the issuance of shares that are either not restricted as to transferability or not subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of shares received. Thus, deferral of the time of issuance will generally result in the deferral of the time the grantee will be liable for income taxes with respect to such issuance. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.
With respect to stock grants involving the issuance of shares that are restricted as to transferability and subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of the shares received at the first time the shares become transferable or are not subject to a substantial risk of forfeiture, whichever occurs earlier. A grantee may elect to be taxed at the time of receipt of shares rather than upon lapse of restrictions on transferability or substantial risk of forfeiture, but if the grantee subsequently forfeits such shares, the grantee would not be entitled to any tax deduction, including as a capital loss, for the value of the shares on which he previously paid tax. The grantee must file such election with the Internal Revenue Service within 30 days of the receipt of the shares. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.
Stock Units:     The grantee recognizes no income until the issuance of the shares. At that time, the grantee must generally recognize ordinary income equal to the fair market value of the shares received. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.
Plan Benefits
Since the adoption of the Plan through April 19, 2021, we have granted the following stock options (and restricted stock units/performance units/etc.) under the Plan to the individuals and groups listed below. In all cases, the securities underlying such equity awards were shares of our common stock.

Name and Position	Number of shares subject to equity awards
Named Executive Officers:
David J. Mazzo, Ph.D. President and Chief Executive Officer*	482,785
Douglas Losordo, M.D., Former Chief Medical Officer*	107,943
Joseph Talamo, Former Chief Financial Officer*	107,943
Todd Girolamo, General Counsel and Corporate Secretary*	162,580
William K. Sietsema, Ph.D. Vice President, Global Regulatory Affairs	43,221
All Current Executive Officers as a group	904,472
Director Nominees:
David J. Mazzo, Director**	482,785
Gregory B. Brown, M.D., Director	76,895
All Current Directors who are not executive officers as a group	594,000
All employees who are not executive officers as a group	447,326
*Dr. Mazzo, Dr. Losordo, Mr. Talamo and Mr. Girolamo have received greater than 5 percent of the total awards granted to date under the Plan.
**Number of shares are not in addition to those reported for Dr. Mazzo above
Other than the annual grant of restricted stock units, or any initial grant of restricted stock units to our non-employee directors, the amounts of future grants under the Plan are not determinable and will be granted at the sole discretion of the Caladrius Board or committee or other delegated persons. We cannot determine at this time either the persons who will receive such awards under the Plan or the amount or types of any such awards.
On April 19, 2021, the closing market price per share of our common stock was $1.50, as reported by the Nasdaq Stock Market.
The affirmative vote of a majority of the shares cast affirmatively or negatively at the Annual Meeting is required for the adoption of the amendment to our Plan.
THE CALADRIUS BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSED AMENDMENT TO THE 2018 EQUITY INCENTIVE COMPENSATION PLAN.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS
The tables below provide information regarding the beneficial ownership of Caladrius’ common stock as of April 19, 2021 by: (i) each of Caladrius’ directors; (ii) Caladrius’ Named Executive Officers; (iii) all of Caladrius’ current directors and executive officers as a group; and (iv) each beneficial owner of more than five percent of Caladrius’ common stock.
Beneficial ownership is determined in accordance with SEC rules and regulations, and generally includes voting power or investment power with respect to securities held. Unless otherwise indicated and subject to applicable community property laws, we believe that each of the Caladrius stockholders named in the table below has sole voting and investment power with respect to the shares shown as beneficially owned. Securities that may be beneficially acquired within 60 days after April 19, 2021 are deemed to be beneficially owned by the person holding such securities for the purpose of computing the ownership of such person, but are not treated as outstanding for the purpose of computing the ownership of any other person.
The tables below list the number and percentage of shares beneficially owned based on 59,498,958 shares of Caladrius common stock outstanding as of April 19, 2021.
Directors and Named Executive Officers

Name of Beneficial Owner	Total Shares of Common Stock Beneficially Owned (#)		Percentage
David J. Mazzo, Ph.D. President and Chief Executive Officer	628,174	(1)	1.0%
Douglas Losordo, M.D., Former Chief Medical Officer	112,340		*
Joseph Talamo, Former Chief Financial Officer	34,069		*
Todd Girolamo, General Counsel and Corporate Secretary	162,932	(2)	*
William K. Sietsema, Ph.D. Vice President, Global Regulatory Affairs	49,440	(3)	*
Gregory B. Brown, M.D., Chairman of the Board	52,775	(4)	*
Michael Davidson, M.D., Director	55,525		*
Steven Klosk, Director	55,595	(5)	*
Steven S. Myers, Director	92,011	(6)	*
Cynthia S. Schwalm, Director	38,592	(7)	*
Peter G. Traber, M.D., Director	54,325	(8)	*
Anne Whitaker, Director	—		*
All directors and executive officers as a group	1,335,778	(9)	2.2%
____________
* Beneficial ownership is less than 1%
(1)Includes options to purchase up to 328,669 shares of our common stock which are exercisable within 60 days of April 19, 2021.
(2)Includes options to purchase up to 104,257 shares of our common stock which are exercisable within 60 days of April 19, 2021.
(3)Includes options to purchase up to 19,550 shares of our common stock which are exercisable within 60 days of April 19, 2021.
(4)Includes 41,725 fully vested restricted stock units and options to purchase up to 6,900 shares of our common stock which are exercisable within 60 days of April 19, 2021.
(5)Includes 41,725 fully vested restricted stock units and options to purchase up to 7,370 shares of our common stock which are exercisable within 60 days of April 19, 2021.
(6)Includes 41,725 fully vested restricted stock units and options to purchase up to 5,500 shares of our common stock which are exercisable within 60 days of April 19, 2021.
(7)Includes 38,592 fully vested restricted stock units which are exercisable within 60 days of April 19, 2021.
(8)Includes 41,725 fully vested restricted stock units and options to purchase up to 8,300 shares of our common stock which are exercisable within 60 days of April 19, 2021.

(9)Includes 205,492 fully vested restricted stock units and options to purchase up to 480,546 shares of our common stock which are exercisable within 60 days of April 19, 2021.

Five Percent Holders
Based on our review of reports filed with the SEC, there are not any persons or entities known by us that beneficially own five percent or more of our outstanding common stock.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
The Audit Committee of the Caladrius Board is responsible for reviewing and approving or ratifying all related party transactions. Our Board, acting upon the recommendation of its Audit Committee, has adopted a written policy with regard to related party transactions. The policy provides that related party transactions shall be brought to management’s and the Board’s attention. The procedures specify that at meetings of the Audit Committee, the Audit Committee will be provided with the details of each new, existing or proposed related party transaction, including the terms of the transaction, the business purpose, and the respective benefits to the Company and the relevant related party. The policy sets forth certain factors that the Audit Committee is to take into consideration in determining whether to approve a related party transaction, which include:
•whether the terms of the transaction are fair to the Company and on the same basis as would apply if the transaction did not involve a related party;
•the business reasons for the Company to enter into the transaction;
•whether the transaction would impair the independence of an independent director;
•whether the transaction would present an improper conflict of interest for any director or executive officer, taking into account the size of the transaction, the overall financial position of the director, executive officer or other related party, the direct or indirect nature of the director’s, executive officer’s or other related party’s interest in the transaction and the ongoing nature of any proposed relationship, and any other factors the Audit Committee deems relevant.
The procedures provide that in the event a member of the Audit Committee has an interest in the transaction under discussion, he will abstain from voting on the approval of the transaction, but may, if so requested by the chair of the Audit Committee and permitted under Nasdaq regulations, participate to the extent requested in discussions of the transaction. By “related party transaction,” we mean a transaction requiring disclosure under Item 404(a) of Regulation S-K between the Company or any of its subsidiaries, on the one hand, and an executive officer, director, person known to be a 5% beneficial owner of the Company, or an immediate family member of any of the foregoing, on the other hand.

EXECUTIVE COMPENSATION

Summary Compensation Table
The following table sets forth the total compensation paid or accrued during the last two fiscal years with respect to (i) our President and Chief Executive Officer, (ii) our two other most highly compensated executive officers, who earned more than $100,000 during the fiscal year ended December 31, 2020, and were serving as executive officers as of such date and (iii) our former Chief Medical Officer and former Chief Financial Officer for whom disclosure would have been provided but for the fact that they were not serving as executive officers as of the end of the fiscal year ended December 31, 2020.

Name and Principal Position	Year	Salary	Bonus	Stock Awards (1)		Option Awards (1)	All Other Compensation		Total Compensation
David J. Mazzo, President and Chief Executive Officer	2020	$613,102	$329,576	$235,783	(2)	$226,320	$30,250	(3)	$1,435,031
	2019	$596,693	$278,954	$400,950	(4)	$230,040	$33,014	(5)	$1,539,651
Douglas Losordo, Former Chief Medical Officer	2020	$412,360	$—	$103,683	(6)	$95,120	$101,727	(7)	$712,890
	2019	$443,415	$150,761	$201,965	(8)	$77,760	$16,110	(9)	$890,011
Joseph Talamo, Former Chief Financial Officer	2020	$223,388	$—	$103,683	(10)	$95,120	$72,947	(11)	$495,138
	2019	$338,077	$100,578	$151,965	(12)	$77,760	$8,250	(13)	$676,630
Todd Girolamo General Counsel and Corporate Secretary	2020	$333,373	$114,771	$103,683	(14)	$95,120	$8,250	(15)	$655,197
	2019	$323,163	$96,524	$151,965	(16)	$77,760	$8,250	(17)	$657,661
William K. Sietsema, Ph.D. Vice President, Global Regulatory Affairs	2020	$273,569	$70,328	$26,007	(18)	$23,616	$6,657	(19)	$400,177
	2019	$263,893	$62,675	$37,868	(20)	$19,440	$6,306	(21)	$390,181

_________________________________
(1)Amounts shown under “Stock Awards” and “Option Awards” represent the aggregate grant date fair value computed in accordance with FASB ASC Topic 718, in accordance with SEC rules. See Note 10 to the Notes to the Consolidated Financial Statements in our 2020 Form 10-K, for a discussion of assumptions made in such valuations. All stock awards, option awards and other shares discussed in this table were issued under the 2018 Plan, with a per share price generally equal to the fair market value of a share of our common stock on the date of grant.
(2)Includes the grant of performance stock units valued at $84,903, which is also the maximum potential value at the time of the grant. The performance criteria was not met in 2020, and as a result, the performance stock units were canceled in 2020.
(3)Consisted of (i) a car allowance of $12,000, (ii) $8,250 of Company 401(k) match, and (iii) a life and disability insurance allowance of $10,000.
(4)Includes the grant of performance stock units valued at $168,300, which is also the maximum potential value at the time of the grant. The performance criteria was not met in 2019, and as a result, the performance stock units were canceled in 2019.
(5)Consisted of (i) a car allowance of $12,000, (ii) $8,250 of Company 401(k) match, and (iii) a life and disability insurance allowance of $12,764.
(6)Includes the grant of performance stock units valued at $41,363, which is also the maximum potential value at the time of the grant. The performance criteria was not met in 2020, and as a result, the performance stock units were canceled in 2020.
(7)Consisted of (i) 8,250 of Company 401(k) match, (ii) a life and disability insurance allowance of $7,860 and (iii) an accrued paid time off payment upon separation of service of $85,617.
(8)Includes the grant of performance stock units valued at $122,765, which is also the maximum potential value at the time of the grant. The performance criteria was met in 2019, and as a result, the performance stock units were canceled in 2019.
(9)Consisted of (i) $8,250 of Company 401(k) match, and (ii) a life and disability insurance allowance of $7,860.

(10)Includes the grant of performance stock units valued at $41,363, which is also the maximum potential value at the time of the grant. The performance criteria was not met in 2020, and as a result, the performance stock units were canceled in 2020.
(11)Consisted of (i) $7,783 of Company 401(k) match and (ii) an accrued paid time off payment upon separation of service of $65,164.
(12)Includes the grant of performance stock units valued at $72,765, which is also the maximum potential value at the time of the grant. The performance criteria was met in 2019, and as a result, the performance stock units were canceled in 2019.
(13)Consisted of $8,250 of Company 401(k) match.
(14)Includes the grant of performance stock units valued at $41,363, which is also the maximum potential value at the time of the grant. The performance criteria was not met in 2020, and as a result, the performance stock units were canceled in 2020.
(15)Consisted of $8,250 of Company 401(k) match.
(16)Includes the grant of performance stock units valued at $72,765, which is also the maximum potential value at the time of the grant. The performance criteria was met in 2019, and as a result, the performance stock units were canceled in 2019.
(17)Consisted of $8,250 of Company 401(k) match.
(18)Includes the grant of performance stock units valued at $10,263, which is also the maximum potential value at the time of the grant. The performance criteria was not met in 2020, and as a result, the performance stock units were canceled in 2020.
(19)Consisted of $6,657 of Company 401(k) match.
(20)Includes the grant of performance stock units valued at $18,068, which is also the maximum potential value at the time of the grant. The performance criteria was met in 2019, and as a result, the performance stock units were canceled in 2019.
(21)Consisted of $6,306 of Company 401(k) match.

CALADRIUS EMPLOYMENT AGREEMENTS AND EQUITY GRANTS
Employment Agreements and Other Arrangements with Executive Officers
This section contains a description of the employment agreements and certain other arrangements that Caladrius has or had during the years ended December 31, 2019 through March 2021, with the Named Executive Officers listed in the Summary Compensation Table. All descriptions are qualified in their entirety by reference to such agreements. The descriptions to follow provide further information about the compensation that is shown in the Summary Compensation Table and the Grants of Plan Based Awards Table for the respective officers. They also give you information about payments that could be received by these officers under certain circumstances at such time as their employment with Caladrius ends, for example, certain severance arrangements.
David J. Mazzo, Ph.D. - President and Chief Executive Officer
In connection with his appointment as the Company's Chief Executive Officer, Dr. Mazzo and the Company entered into an Amended and Restated Employment Agreement dated and effective as of March 19, 2021, (the “Agreement”). The Agreement amends and restates the initial employment agreement ( the “Commencement Date”) entered into between the Company and Dr. Mazzo on January 5, 2015, as amended January 16, 2015 (the “First Amendment”), and as further amended on July 25, 2016 (the "Second Amendment") and on December 6, 2018 (the "Third Amendment"), setting forth the terms and conditions of Dr. Mazzo’s employment with the Company. Under the terms of the Agreement, Dr. Mazzo will continue to perform his duties as the Company’s President and Chief Executive Officer at an annual base salary of $633,032 (“Base Salary”) for an initial term expiring on December 31, 2022 (the “Initial Term”). Such Initial Term shall be automatically extended for an additional period of one (1) year, unless Dr. Mazzo is provided written notice by the Company no later than ninety (90) days prior to the expiration of the Initial Term that such Initial Term shall not be extended. The Agreement also provides Dr. Mazzo with the option to terminate his employment with the Company if: (i) the Company relocates Dr. Mazzo’s principal place of employment, without Dr. Mazzo’s consent, in a manner than lengthens his one-way commute distance by fifty (50) miles or more, and/or (ii) if Dr. Mazzo provides the Company with thirty (30) days’ prior written notice.
The Agreement provides Dr. Mazzo with certain benefits, including but not limited to: (i) twenty-nine (29) days paid time off, (ii) severance payments and COBRA medical and dental insurance for fifteen (15) months following a termination of his employment with the Company, and (iii) bonus payments equal to 125% of his target bonus (which is 55% of his Base Salary), without proration, upon termination of his employment with the Company. The Agreement is also governed by New Jersey law, to remain consistent with the Company’s principal place of business.
Indemnification Agreements
We enter into indemnification agreements with each of our executive officers and each of our directors from time to time pursuant to which we have agreed to indemnify such party to the full extent permitted by law, subject to certain exceptions, if such party becomes subject to an action because such party is our director, officer, employee, agent or fiduciary.
Acceleration of Vesting Under Equity Compensation Plans
Generally, in the event of a Change in Control of Caladrius (as defined in the 2009 Plan, the 2015 Plan and the 2018 Plan) and either (i) the failure of Caladrius' successor to assume a participant's awards or (ii) such assumption of awards is followed by the participant's termination without cause on or within the one-year period following the Change in Control, (a) all outstanding options and stock appreciation rights of each participant granted prior to the change in control shall be fully vested and immediately exercisable in their entirety, and (b) all unvested stock awards, restricted stock units, restricted stock, performance-based awards, and other awards shall become fully vested, including without limitation, the following: (i) the restrictions to which any shares of restricted stock granted prior to the change in control are subject shall lapse as if the applicable restriction period had ended upon such change in control, and (ii) the conditions required for vesting of any unvested performance-based awards shall be deemed to be satisfied upon such change in control.
Termination or Change in Control Payments
The following table sets forth aggregate estimated payment obligations to each of the Named Executive Officers assuming a termination occurred on December 31, 2020 under the circumstances specified below:

		Before Change in Control Termination w/o Cause or for Good Reason	After Change in Control Termination w/o Cause or for Good Reason	Voluntary Termination
Name	Benefit	($)	($)	($)
David J. Mazzo	Severance	1,226,500	1,471,799	—
	Health Benefits	42,416	50,899	—
	Equity Award Acceleration	—	94,845	—
	Total	1,268,915	1,617,543	—
Todd Girolamo	Severance	—	481,894	—
	Health Benefits	—	43,530	—
	Equity Award Acceleration	—	—	—
	Total	—	525,424	—

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
The following table sets forth information on option awards outstanding at December 31, 2020 for Caladrius' Named Executive Officers.

Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price**	Option Expiration Date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested $(***)
David J. Mazzo	40,000	(1)	—		$35.00	1/5/2025
	35,000	(2)	—		$6.30	1/25/2026
	50,919	(3)	—		$4.77	9/29/2026
	50,000	(4)	—		$3.54	1/9/2027
	37,500	(5)	12,500	(5)	$3.79	1/8/2028
	35,500	(6)	35,500	(6)	$4.95	1/14/2029
	17,250	(7)	51,750	(7)	$3.28	1/13/2030
							66,325	$94,845
Douglas Losordo	12,500	(8)	—		$6.30	1/25/2026
	17,199	(9)	—		$4.77	9/29/2026
	20,000	(10)	—		$3.54	1/9/2027
	15,000	(11)	—		$3.79	1/8/2028
	12,000	(12)	—		$4.95	1/14/2029
	7,250	(13)			$3.28	1/13/2030

Todd Girolamo	1,200	(14)	—		$143.00	1/31/2021
	1,001	(15)	—		$174.00	4/4/2021
	750	(16)	—		$52.00	1/4/2022
	1,251	(17)	—		$62.00	1/2/2023
	2,500	(18)	—		$77.70	1/2/2024
	2,500	(19)	—		$62.10	8/1/2024
	2,752	(20)	—		$38.70	2/17/2025
	2,000	(21)	—		$22.60	6/2/2025
	5,000	(22)	—		$6.30	1/25/2026
	12,103	(23)	—		$4.77	9/29/2026
	15,000	(24)	—		$3.54	1/9/2027
	15,000	(25)	5,000	(25)	$3.79	1/8/2028
	12,000	(26)	12,000	(26)	$4.95	1/14/2029
	7,250	(27)	21,750	(27)	$3.28	1/13/2030
							25,575	$36,572
William K. Sietsema	1,800	(28)	—		$32.20	12/15/2024
	750	(29)	—		$22.60	6/2/2025
	500	(30)	—		$6.30	1/25/2026
	6,570	(31)	—		$4.77	9/29/2026
	590	(32)	—		$3.54	1/9/2027
	2,100	(33)	—		$3.79	1/8/2028
	1,260	(34)	1,260	(34)	$4.95	1/14/2029
	5,400	(35)	1,800	(35)	$3.28	1/13/2030
							4,790	$6,850
**    All option awards were made under and are governed by the terms of the Company’s 2003 Equity Participation Plan, the 2009 Plan, the 2015 Plan or the 2018 Plan.
***    Calculated by multiplying the closing market price of Caladrius’ common stock on December 31, 2020 by the number of shares of restricted stock held by the applicable Named Executive Officer.

(1)Consists of options granted to Dr. Mazzo pursuant to the terms of his employment agreement dated as of January 5, 2015 and amended on January 16, 2015.
(2)Consists of options granted to Dr. Mazzo by the Compensation Committee on January 25, 2016.
(3)Consists of options granted to Dr. Mazzo by the Compensation Committee on September 29, 2016.
(4)Consists of options granted to Dr. Mazzo by the Compensation Committee on January 9, 2017.
(5)Consists of options granted to Dr. Mazzo by the Compensation Committee on January 8, 2018.
(6)Consists of options granted to Dr. Mazzo by the Compensation Committee on January 14, 2019.
(7)Consists of options granted to Dr. Mazzo by the Compensation Committee on January 13, 2020.
(8)Consists of options granted to Dr. Losordo by the Compensation Committee on January 25, 2016.
(9)Consists of options granted to Dr. Losordo by the Compensation Committee on September 29, 2016.
(10)Consists of options granted to Dr. Losordo by the Compensation Committee on January 9, 2017.
(11)Consists of options granted to Dr. Losordo by the Compensation Committee on January 8, 2018.
(12)Consists of options granted to Dr. Losordo by the Compensation Committee on January 14, 2019.
(13)Consists of options granted to Dr. Losordo by the Compensation Committee on January 13, 2020.
(14)Consists of options granted to Mr. Girolamo pursuant to the terms of his offer letter of employment dated as of January 31, 2011, all of which are vested.
(15)Consists of options granted to Mr. Girolamo by the Compensation Committee on April 4, 2011.
(16)Consists of options granted to Mr. Girolamo by the Compensation Committee on January 4, 2012.
(17)Consists of options granted to Mr. Girolamo by the Compensation Committee on January 2, 2013.
(18)Consists of options granted to Mr. Girolamo by the Compensation Committee on January 2, 2014.
(19)Consists of options granted to Mr. Girolamo effective on August 1, 2014, all of which are vested.
(20)Consists of options granted to Mr. Girolamo by the Compensation Committee on February 17, 2015.
(21)Consists of options granted to Mr. Girolamo by the Compensation Committee on June 2, 2015.
(22)Consists of options granted to Mr. Girolamo by the Compensation Committee on January 25, 2016.
(23)Consists of options granted to Mr. Girolamo by the Compensation Committee on September 29, 2016.
(24)Consists of options granted to Mr. Girolamo by the Compensation Committee on January 9, 2017.
(25)Consists of options granted to Mr. Girolamo by the Compensation Committee on January 8, 2018.
(26)Consists of options granted to Mr. Girolamo by the Compensation Committee on January 14, 2019.
(27)Consists of options granted to Mr. Girolamo by the Compensation Committee on January 13, 2020.
(28)Consists of options granted to Mr. Sietsema pursuant to the terms of his offer letter of employment dated as of December 15, 2014, all of which are vested.
(29)Consists of options granted to Mr. Sietsema by the Compensation Committee on June 2, 2015.
(30)Consists of options granted to Mr. Sietsema by the Compensation Committee on January 25, 2016.
(31)Consists of options granted to Mr. Sietsema by the Compensation Committee on September 29, 2016.
(32)Consists of options granted to Mr. Sietsema by the Compensation Committee on January 9, 2017.
(33)Consists of options granted to Mr. Sietsema by the Compensation Committee on January 8, 2018.
(34)Consists of options granted to Mr. Sietsema by the Compensation Committee on January 14, 2019.

(35)Consists of options granted to Mr. Sietsema by the Compensation Committee on January 13, 2020.
Pension Benefits
We do not have any qualified or non-qualified defined benefit plans.
Non-qualified Deferred Compensation
We do not have any non-qualified defined contribution plans or other deferred compensation plan.

CALADRIUS DIRECTOR COMPENSATION

General Information
Directors who are employees of Caladrius or its subsidiaries do not receive additional cash compensation for serving as directors. Caladrius' non-employee directors are reimbursed for out-of-pocket travel expenses incurred in their capacity as Caladrius directors. Pursuant to the 2018 Plan, all directors (including independent directors) are eligible to receive equity awards.
The following table sets forth information on all compensation to Caladrius' directors (other than as reflected in the Summary Compensation Table) for the year ended December 31, 2020.

	Fees Earned
	Or	Stock	Option	Total
Name	Paid in Cash	Awards(1)	Awards(1)	Compensation
Gregory B. Brown, M.D. (2)	$101,875	$59,998	$—	$161,873
Michael H. Davidson, M.D. (3)	$22,030	$119,998	$—	$142,028
Steven M. Klosk (4)	$64,500	$59,998	$—	$124,498
Steven S. Myers (5)	$63,000	$59,998	$—	$122,998
Cynthia S. Schwalm(6)	$52,500	$59,998	$—	$112,498
Peter G. Traber, M.D.(7)	$58,375	$59,998	$—	$118,373
Anne Whitaker(8)	$8,371	$120,000	$—	$128,371
Total	$370,651	$539,988	$—	$910,639
_________________________________
(1)Amounts shown under “Stock Awards”, “Restricted Stock Unit Awards” and “Option Awards” represent the aggregate grant date fair value computed in accordance with FASB ASC Topic 718, in accordance with SEC rules. See Note 10 to the Notes to the Consolidated Financial Statements in our 2020 Form 10-K for a discussion of assumptions made in such valuations. All stock awards, option awards and other shares discussed in this table were issued under Caladrius' 2018 Plan, with a per share price generally equal to the fair market value of a share of our common stock on the date of grant.
(2)On January 13, 2020, Dr. Brown was granted 18,292 shares of restricted stock unit awards, none of which are vested.
(3)On July 28, 2020, Dr. Davidson joined the Caladrius Board and was granted 51,063 shares of restricted stock unit awards, none of which are vested
(4)On January 13, 2020, Mr. Klosk was granted 18,292 shares of restricted stock unit awards, none of which are vested.
(5)On January 13, 2020, Mr. Myers was granted 18,292 shares of restricted stock unit awards, none of which are vested.
(6)On January 13, 2020, Ms. Schwalm was granted 18,292 shares of restricted stock unit awards, none of which are vested.
(7)On January 13, 2020, Dr. Traber was granted 18,292 shares of restricted stock unit awards, none of which are vested.
(8)On November 1, 2020, Ms. Whitaker joined the Caladrius Board and was granted 79,470 shares of restricted stock unit awards, none of which are vested
The Company’s Board of Directors’ Compensation Plan (the “Directors’ Compensation Plan”), which is only applicable to our non-employee directors, provides the following:
•an annual cash retainer for each non-employee director of $40,000;
•an additional annual cash compensation retainer of $30,000 for the non-executive chair;
•an annual cash retainer for serving as chairperson of a committee as follows: Audit ($18,000); Compensation ($12,000); Nominating and Governance ($9,000); Science and Technology ($9,000);
•an annual cash retainer for serving as a member of a committee as follows: Audit ($8,000); Compensation ($6,000); Nominating and Governance ($4,500); and Science and Technology ($4,500);

•new non-employee directors receive an initial grant of restricted stock units with a value of 2x the annual grant with the number of shares to be issued on the grant date calculated based on the grant date fair value with one-third vesting annually on each of the first, second and third anniversaries of the grant date; and
•an annual equity grant on the second Monday in January a grant of restricted stock units with a value of $60,000, vesting at one year from the grant date.
The effective date for the annual equity grant to non-employee directors is the second Monday in January, with the exercise price of options granted set at the closing price of our common stock on the date of grant.
INCENTIVE COMPENSATION RECOUPMENT POLICY
On December 5, 2017, the Company adopted an Incentive Compensation Recoupment Policy that applies to an employee of the Company who is serving as an “officer” within the meaning of Rule 16a-1(f) under the Securities Exchange Act of 1934, as amended.
The Compensation Committee of the Board may seek Recoupment of any Recoverable Payment, when in its judgment, after reviewing relevant facts and circumstances, it determines that: (a) an Executive (i) engaged in serious misconduct, or (ii) failed to supervise a subordinate employee who engaged in serious misconduct which the Executive knew, or was reckless in not knowing, was occurring, and (b) such misconduct resulted in a material violation of law or a written Company policy that caused significant financial or reputational harm to the Company. As used in this Policy, “serious misconduct” may be only found to have occurred where an Executive or a supervised employee acted knowingly, intentionally, or recklessly in violating a law or written Company policy. For the avoidance of doubt, an Executive’s business judgment made in good faith and in the reasonable belief that such judgments and related actions were in or not opposed to the best interests of the Company shall not subject the Executive’s Incentive Compensation to Recoupment.
"Incentive Compensation" means (i) any equity or equity-based award granted on or after the Effective Date, and (ii) any cash-based performance or incentive award (i.e., bonus or cash incentive plan payment, including any amounts deferred with respect thereto) made to an Executive with respect to the Company’s 2019 fiscal year or any subsequent fiscal year.
The determination by the Committee whether and the extent to which to seek Recoupment may be influenced by a variety of factors, including, but not limited to, (i) the elements of the compensation received by the Executive, (ii) retention, promotion, or succession planning considerations, (iii) pay equity factors, (iv) whether the underlying conduct was an isolated occurrence, (v) feasibility and cost of implementation, (vi) legal and compliance factors, (vii) whether other disciplinary actions have been taken against the Executive, and (viii) the objective of administering the Policy in a way that does not discourage settlement of disputes when settlements are in the best long-term interests of the Company and its stockholders.
Based on the facts and circumstances, the Committee may decide on the appropriate Recoupment method, including whether to seek Recoupment of Recoverable Payments already paid or otherwise seek Recoupment (totally or partially) of Recoverable Payments that have not vested or have not been paid. However, the Committee may not seek Recoupment of any Recoverable Payments (a) following a change in control (as defined in the Executive’s employment agreement) or (b) that were awarded more than three years prior to the first event giving rise to the Recoupment. This Policy shall operate prospectively from the Effective Date and shall be construed so as not to violate any legally binding commitment of the Company arising prior to the Effective Date. Recoupment determinations pursuant to this Policy shall only be made to the extent permitted by law, and this Policy shall be interpreted so as not to violate any law or regulation.

STOCKHOLDER PROPOSALS FOR THE 2022 ANNUAL MEETING OF STOCKHOLDERS
If you wish to submit a stockholder proposal pursuant to Rule 14a-8 under the Exchange Act for inclusion in our proxy statement for our 2021 annual meeting of stockholders, you must submit the proposal to our Secretary at Caladrius’ principal executive offices located at 110 Allen Road, 2nd Floor, Basking Ridge, New Jersey 07920 no later than February 25, 2022, in accordance with Rule 14a-8 under the Securities Exchange Act. Any such proposal must meet the requirements set forth in the rules and regulations of the SEC in order to be eligible for inclusion in the proxy statement for the 2022 annual meeting.
In addition, if you desire to bring business or nominate an individual for election or re-election as a director outside of Rule 14a-8 under the Exchange Act before our 2022 annual meeting, you must comply with our bylaws, which currently require that you have provided written notice of such business or nominee to our Secretary at Caladrius’ principal executive offices located at 110 Allen Road, 2nd Floor, Basking Ridge, New Jersey 07920 no earlier than 5:00 pm, January 28, 2022 and no later 5:00 pm, February 27, 2022, and otherwise comply with the advance notice and other provisions set forth in our bylaws, which contain additional requirements regarding advance notice of stockholder proposals and director nominations.
DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS
Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements. This means that only one copy of this proxy statement may have been sent to multiple stockholders in the same household. We will promptly deliver a separate copy of this proxy statement to any stockholder upon written or oral request to the Corporate Secretary at Caladrius Biosciences, Inc., 800 Westchester Avenue, Suite N341, Rye Brook, NY 10573; telephone: 212-584-4178. Any stockholder who wants to receive a separate copy of this proxy statement, or of our proxy statements or annual reports in the future, or any stockholder who is receiving multiple copies and would like to receive only one copy per household, should contact the stockholder’s bank, broker, or other nominee record holder, or the stockholder may contact us at the address and phone number above.
WHERE YOU CAN FIND ADDITIONAL INFORMATION
Caladrius files annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any of this information at the SEC’s public reference room at 100 F Street, NE, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or (202) 942-8088 for further information regarding the public reference room. The SEC also maintains a website at www.sec.gov that contains reports, proxy statements and other information regarding issuers, including Caladrius, who file electronically with the SEC. The reports and other information filed by us with the SEC are also available at our website. The address of the site is www.caladrius.com. The web addresses of the SEC and Caladrius have been included as inactive textual references only. The information contained on those websites is specifically not incorporated by reference into this proxy statement.
On February 25, 2021, we filed our 2020 Form 10-K with the SEC. A copy of our 2020 Form 10-K accompanies this proxy statement and is incorporated herein by reference.
This document is a proxy statement of Caladrius for the Annual Meeting. The information contained in this proxy statement speaks only as of the date of this document unless the information specifically indicates that another date applies.
INFORMATION ON CALADRIUS' WEBSITE
Information on Caladrius’ website or the website of any subsidiary or affiliate of Caladrius is not a part of this document and you should not rely on that information in deciding whether to approve the proposals described in this proxy statement, unless that information is also in this document or in a document that is incorporated by reference in this document.

OTHER MATTERS
At the date of this proxy statement, our Board knows of no matters, other than as set forth herein, to be submitted at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the proxies to vote the shares they represent as the Caladrius Board may recommend.
BY ORDER OF THE BOARD OF DIRECTORS,
David J, Mazzo, Ph.D.
President and Chief Executive Officer
Basking Ridge, New Jersey

April 28, 2021
WHETHER OR NOT YOU PLAN TO PARTICIPATE IN THE LIVE WEBCAST ANNUAL MEETING, PLEASE VOTE YOUR SHARES THROUGH THE INTERNET, BY TELEPHONE OR, IF YOU RECEIVED A PROXY CARD, BY SIGNING AND RETURNING THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE TO MAKE SURE THAT YOUR SHARES OF CALADRIUS STOCK ARE REPRESENTED AT THE ANNUAL MEETING. THANK YOU FOR YOUR ATTENTION IN THIS MATTER. YOUR PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE ANNUAL MEETING.

APPENDIX A
CALADRIUS BIOSCIENCES, INC. 2018 EQUITY INCENTIVE COMPENSATION PLAN, AS AMENDED
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[Effective as of June ___, 2021]
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1.Purposes of the Plan. The purposes of this Caladrius Biosciences, Inc. 2018 Equity Incentive Compensation Plan (the “Plan”) are: to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentives to Employees, Directors and Consultants, and to promote the success of the Company and any Parent or Subsidiary. Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant. Restricted Stock, Restricted Stock Units, Deferred Share Units, Unrestricted Shares and Stock Appreciation Rights may also be granted under the Plan.
2.Definitions. As used herein, the following definitions shall apply:
“Administrator” means a Committee which has been delegated the responsibility of administering the Plan in accordance with Section 4 of the Plan or, if there is no such Committee, the Board.
“Applicable Laws” means the requirements relating to the administration of equity compensation plans under the applicable corporate and securities laws of any of the states in the United States, U.S. federal securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.
“Award” means the grant of an Option, Restricted Stock, Restricted Stock Units, Deferred Share Units, a Stock Appreciation Right and/or the grant of Unrestricted Shares.
“Board” means the Board of Directors of the Company.
“Cause”, with respect to any Service Provider, means (unless otherwise determined by the Administrator) such Service Provider’s (i) conviction of, or plea of nolo contendere to, a felony or crime involving moral turpitude; (ii) fraud on or misappropriation of any funds or property of the Company; (iii) personal dishonesty, willful misconduct, willful violation of any law, rule or regulation (other than minor traffic violations or similar offenses) or breach of fiduciary duty which involves personal profit; (iv) willful misconduct in connection with the Service Provider’s duties; (v) chronic use of alcohol, drugs or other similar substances which affects the Service Provider’s work performance; or (vi) material breach of any provision of any employment, non-disclosure, non-competition, non-solicitation or other similar agreement executed by the Service Provider for the benefit of the Company, all as reasonably determined by the Administrator, which determination will be conclusive. Notwithstanding the foregoing, if a Service Provider and the Company (or any of its Subsidiaries or affiliates) have entered into an employment agreement, consulting agreement, advisory agreement or other similar agreement that specifically defines “cause,” then with respect to such Service Provider, “Cause” shall have the meaning defined in that employment agreement, consulting agreement, advisory agreement or other agreement.
“Code” means the Internal Revenue Code of 1986, as amended.
“Committee” means a committee of Directors appointed by the Board in accordance with Section 4 of the Plan.
“Common Stock” means the common stock, par value $.001 per share, of the Company.
“Company” means Caladrius Biosciences, Inc., a Delaware corporation.
“Consultant” means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity, other than an Employee or a Director.
“Deferred Share Unit” (or “DSU”) has the meaning set forth in Section 12 of the Plan.
“Director” means a member of the Board.
“Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code.

“Employee” means any person, including officers and Directors, serving as an employee of the Company or any Parent or Subsidiary. An individual shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary or any successor. For purposes of an Option initially granted as an Incentive Stock Option, if a leave of absence of more than three months precludes such Option from being treated as an Incentive Stock Option under the Code, such Option thereafter shall be treated as a Nonstatutory Stock Option for purposes of this Plan. Neither service as a Director nor payment of a director’s fee by the Company shall be sufficient to constitute “employment” by the Company.
“Exchange Act” means the Securities Exchange Act of 1934, as amended.
“Fair Market Value” means, as of any date, the value of Common Stock determined as follows:
(i)    if the Common Stock is listed on any established stock exchange or a national market system, including without limitation the NYSE Amex, Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, or any successor to any of them, the Fair Market Value of a Share of Common Stock shall be the closing sales price of a Share of Common Stock as quoted on such exchange or system for such date (or the most recent trading day preceding such date if there were no trades on such date), as reported in The Wall Street Journal or such other source as the Administrator deems reliable, including without limitation, Yahoo! Finance;
(ii)    if the Common Stock is regularly quoted by a recognized securities dealer but is not listed in the manner contemplated by clause (i) above, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock for such date (or the most recent trading day preceding such date if there were no trades on such date), as reported in The Wall Street Journal or such other source as the Administrator deems reliable, including without limitation Yahoo! Finance; or
(iii)    if neither clause (i) above nor clause (ii) above applies, the Fair Market Value shall be determined in good faith by the Administrator based on the reasonable application of a reasonable valuation method.
“Grant Agreement” means an agreement between the Company and a Participant evidencing the terms and conditions of an individual Option or Stock Appreciation Right grant. Each Grant Agreement shall be subject to the terms and conditions of the Plan.
“Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.
“Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.
“Notice of Grant” means a written or electronic notice evidencing certain terms and conditions of an individual Option grant, Stock Award grant or grant of Unrestricted Shares or Stock Appreciation Rights. The Notice of Grant applicable to Awards shall be part of the Grant Agreement or Stock Award Agreement, as applicable.
“Option” means a stock option granted pursuant to the Plan.
“Optioned Stock” means the Common Stock subject to an Option.
“Optionee” means the holder of an outstanding Option granted under the Plan.
“Parent” means a “parent corporation” of the Company (or, for purposes of Section 16(b) of the Plan, a successor to the Company), whether now or hereafter existing, as defined in Section 424(e) of the Code.
“Participant” shall mean any Service Provider who holds an Option, Restricted Stock, a Restricted Stock Units, Deferred Share Units, Unrestricted Shares or a Stock Appreciation Right granted or issued pursuant to the Plan.
“Restricted Stock” means an Award of Shares pursuant to Section 11 of the Plan.
“Restricted Stock Unit” means an Award of Shares pursuant to Section 12 of the Plan.
“Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to such Rule 16b-3, as such rule is in effect when discretion is being exercised with respect to the Plan.
“Section 16(b)” means Section 16(b) of the Exchange Act.
“Service Provider” means an Employee, Director or Consultant.
“Share” means a share of the Common Stock, as adjusted in accordance with Section 16 of the Plan.

“Stock Appreciation Right” means a right awarded pursuant to Section 14 of the Plan.
“Stock Award” means an Award of Restricted Stock pursuant to Section 11 of the Plan, an Award of Restricted Stock Units (including Deferred Share Units) pursuant to Section 12 of the Plan and an Award of Unrestricted Shares pursuant to Section 13 of the Plan.
“Stock Award Agreement” means an agreement, approved by the Administrator, providing the terms and conditions of a Stock Award.
“Stock Award Shares” means Shares subject to a Stock Award.
“Stock Awardee” means the holder of an outstanding Stock Award granted under the Plan.
“Subsidiary” means a “subsidiary corporation” of the Company (or, for purposes of Section 16(b) of the Plan, a successor to the Company), whether now or hereafter existing, as defined in Section 424(f) of the Code.
“Unrestricted Shares” means a grant of Shares made on an unrestricted basis pursuant to Section 13 of the Plan.
3.Stock Subject to the Plan. Subject to adjustment pursuant to the provisions of Section 16(a) of the Plan, the maximum aggregate number of Shares that may be issued under the Plan is 8,500,000 Shares, all of which may be issued in respect of Incentive Stock Options. In addition there shall be added to the reserve any Shares that are subject to awards under the Company’s Amended and Restated 2009 Equity Compensation Plan and 2015 Equity Compensation Plan, as amended, and not thereafter issued under such plan due to a forfeiture, cancellation, or other settlement thereof up to a maximum of 406,904 shares, all of which may be issued in respect of Incentive Stock Options.
The maximum number of Shares subject to Options and Stock Appreciation Rights which may be issued to any Participant under the Plan during the term of the Plan is fifty percent (50%) of the number of Shares determined from time to time pursuant to the first sentence of this Section. If an Option or Stock Appreciation Right expires or becomes unexercisable without having been exercised in full or is canceled or terminated, or if any Shares of Restricted Stock or Shares underlying any other type of Stock Award are forfeited or reacquired by the Company or results in any Shares not being issued even if used to satisfy the exercise price or a tax withholding obligation, the Shares that were subject thereto shall be added back to the Shares available for issuance under the Plan. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.
Notwithstanding anything to the contrary herein, the maximum number of Shares that may be subject to Awards granted to any non-Employee Director in any calendar year under the Plan shall not exceed an aggregate grant date fair value of $60,000, except that the foregoing limitation shall not apply to awards made (i) pursuant to an election by a non-Employee Director to receive the Award in lieu of cash for all or a portion of cash fees to be received for service on the Board or any Committee thereof or (ii) in connection with a non-Employee Director initially joining the Board.
4.Administration of the Plan.
(a)Appointment. The Plan shall be administered by a Committee to be appointed by the Board, which Committee shall consist of not less than two members of the Board and shall be comprised solely of members of the Board who qualify as both non-employee directors as defined in Rule 16b-3(b)(3) of the Exchange Act. The Board shall have the power to add or remove members of the Committee, from time to time, and to fill vacancies thereon arising; by resignation, death, removal, or otherwise. Meetings shall be held at such times and places as shall be determined by the Committee. A majority of the members of the Committee shall constitute a quorum for the transaction of business, and the vote of a majority of those members present at any meeting shall decide any question brought before that meeting.
(b)Powers of the Administrator. The Administrator shall have the authority, in its discretion:
(i) to determine the Fair Market Value of Shares;
(ii) to select the Service Providers to whom Awards may be granted hereunder;
(iii) to determine the number of shares of Common Stock to be covered by each Award granted hereunder;
(iv) to approve forms of agreement for use under the Plan, including but not limited to Grant Agreements and Stock Award Agreements;

(v) to determine the terms and conditions, not inconsistent with the terms of the Plan or of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options and Stock Appreciation Rights may be exercised (which may be based on performance criteria), any vesting, acceleration or waiver of forfeiture provisions, and any restriction or limitation regarding any Option, Stock Appreciation Right or Stock Award, or the Shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;
(vi) to construe and interpret the terms of the Plan, Awards granted pursuant to the Plan and agreements entered into pursuant to the Plan;
(vii) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws. Without limiting the foregoing, the Administrator is specifically authorized to adopt rules and procedures regarding the conversion of local currency, taxes, withholding procedures, escrow accounts, sub-plans, and handling of stock certificates, making of book entries, and/or settlement of Awards in cash in lieu of Shares, in all of the foregoing instances in ways that may vary with the customs and requirements of Applicable Laws and other considerations of particular countries or jurisdictions thereof;
(viii) to modify or amend each Award (subject to Section 19(c) of the Plan) in any manner that would be allowed for a new Award under the Plan, including the discretionary authority to accelerate the vesting of any Stock Award, to extend, subject to the terms of the Plan, the post-termination exercisability period of Options or Stock Appreciation Rights longer than is otherwise provided for in a Grant Agreement, and to accelerate the time at which any outstanding Option or Stock Appreciation Right may be exercised; provided however that, except as approved by the Company’s stockholders, for any period during which the Company is subject to the reporting requirements of the Exchange Act, the Administrator may not cancel an outstanding Option or SAR whose exercise price is greater than Fair Market Value at the time of cancellation for the purpose of reissuing the Option or SAR to the Participant at a lower exercise price, granting a replacement award of a different type, or otherwise allowing for a “repricing” within the meaning of either the federal securities laws applicable to proxy statement disclosures or other applicable governance standards;
(ix) to allow grantees to satisfy withholding tax obligations by having the Company withhold from the Shares to be issued upon exercise of an Option or Stock Appreciation Right, upon vesting of a Stock Award or upon the grant of Unrestricted Shares that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All determinations to have Shares withheld for this purpose shall be made by the Administrator in its discretion;
(x) to reduce the exercise price of any Option or Stock Appreciation Right, provided such reduction receives shareholder approval in accordance with Applicable Law;
(xi) to authorize any person to execute on behalf of the Company any agreement entered into pursuant to the Plan and any instrument required to effect the grant of an Award previously granted by the Administrator;
(xii) to correct any defect, omission or inconsistency in this Plan or any Grant or Stock Award Agreement, in the manner and to the extent deemed necessary or expedient to make this Plan or an Award fully effective;
(xiii) to settle all controversies regarding this Plan and Awards granted hereunder;
(xiv) to the extent consistent with the purposes of this Plan and without amending this Plan, to cancel or waive the Company’s rights with respect to any Awards, to adjust or to modify Grant and/or Stock Award Agreements for changes in Applicable Laws, and to recognize differences in foreign law, tax policies or customs;
(xv) to require, as a condition precedent to the grant, vesting, exercise, settlement and/or issuance of Shares pursuant to any Award, that a Participant agree to execute a general release of claims (in any form that the Administrator may require, in its sole and absolute discretion, which form may include any other provisions, e.g., confidentiality and restrictions on competition, that are found in general claims release agreements that the Company utilizes or expects to utilize);
(xvi) in the event that the Company establishes, for itself or through using the services of a third party, an automated system for the documentation, granting, settlement, or exercise of Awards, such as a system using an internet website or interactive voice response, to implement paperless documentation, granting, settlement, or exercise of Awards by Participants, to permit or to unilaterally require the future use of such an automated system (for all Awards, whenever granted); and
(xvii) to make all other determinations deemed necessary or advisable for administering the Plan.
(c)Action by Administrator. Unless otherwise established by the Board or in any charter of the Committee or the Administrator, or by the terms of this Plan, a majority of the members of the Administrator shall constitute a quorum and the acts of a majority of the members present at any meeting at which a quorum is present, and acts approved in writing by all members of the Administrator in lieu of a meeting, shall be deemed the acts of the Administrator. Each member of the Administrator is entitled to, in good faith, rely or act upon any report or other information furnished to that member by an officer or other Employee of the Company or any of its Subsidiaries affiliates, the Company’s independent certified public accountants or independent registered public accounting firm, or any executive compensation Consultant or other professional retained by the Administrator or the Company to assist in the administration of this Plan.
Effect
(d) of Administrator’s Decision. The Administrator’s decisions, determinations findings of fact, and interpretations shall be final and binding on all holders of Awards. The validity of any such decisions, determinations, findings of fact, or interpretations shall not be given de novo review if challenged in court, by arbitration or in any other forum, and shall be upheld unless clearly and convincingly shown to have been made in bad faith or materially affected by fraud. None of the Board, the Committee or the Administrator, nor any member or delegate thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and each of the foregoing shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including without limitation reasonable attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors’ and officers’ liability insurance coverage which may be in effect from time to time.
(e)Delegation of Grant Authority. Notwithstanding any other provision in the Plan, the Board may, to the full extent allowable under Applicable Laws, authorize the Company’s Chief Executive Officer or another executive officer of the Company or a committee of such officers (“Authorized Officers”) to grant Awards under the Plan; provided, however, that in no event shall the Authorized Officers be permitted to grant Awards to (i) any Director, (ii) any person who is identified by the Company as an executive officer of the Company or who is subject to the restrictions imposed under Section 16 of the Exchange Act, (iii) any person who is not an employee of the Company or any Subsidiary, or (iv) such other person or persons as may be designated from time to time by the Board. If such authority is provided by the Board, the Board shall establish and adopt written guidelines setting forth the maximum number of shares for which the Authorized Officers may grant Awards to any individual during a specified period of time and such other terms and conditions as the Board deems appropriate for such grants. Such guidelines may be amended by the Board prospectively at any time. Subject to the foregoing, the Authorized Officers shall have the same authority as the Administrator under this Section 4 with respect to the grant of Awards under the Plan.
(f)Claims Limitations Period. Any Participant who believes he or she is being denied any benefit or right under this Plan or under any Award may file a written claim with the Administrator. Any claim must be delivered to the Administrator (care of the Company’s President and Chief Financial Officer) within forty-five (45) days of the specific event giving rise to the claim. Untimely claims will not be processed and shall be deemed denied. The Administrator, or its designee, will notify the Participant of its decision in writing as soon as administratively practicable. Claims not responded to by the Administrator in writing within one hundred and twenty (120) days of the date the written claim is delivered to the Administrator shall be deemed denied. No lawsuit relating to this Plan or any Award(s) may be filed before a written claim is filed with the Administrator and is denied or deemed denied, and any lawsuit must be filed within one year of such denial or deemed denial or be forever barred.
(g)Expenses. The expenses of administering this Plan (including the settlement of Awards) shall be borne by the Company.
5.Eligibility. Nonstatutory Stock Options, Stock Awards and Stock Appreciation Rights may be granted to Service Providers. Incentive Stock Options may be granted only to Employees. Notwithstanding anything contained herein to the contrary, an Award may be granted to a person who is not then a Service Provider; provided, however, that the grant of such Award shall be conditioned upon such person becoming a Service Provider at or prior to the time of the execution of the agreement evidencing such Award.

6.Limitations.
(a)Each Option shall be designated in the Grant Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, if a single Employee becomes eligible in any given year to exercise Incentive Stock Options for Shares having a Fair Market Value in excess of $100,000, those Options representing the excess shall be treated as Nonstatutory Stock Options. In the previous sentence, “Incentive Stock Options” include Incentive Stock Options granted under any plan of the Company or any Parent or any Subsidiary. For the purpose of deciding which Options apply to Shares that “exceed” the $100,000 limit, Incentive Stock Options shall be taken into account in the same order as granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.
(b)Neither the Plan nor any Award nor any agreement entered into pursuant to the Plan shall confer upon a Participant any right with respect to continuing the Participant’s relationship as a Service Provider with the Company, nor shall they interfere in any way with the Participant’s right or the Company’s right to terminate such relationship at any time, with or without cause.
7.Term of the Plan. The Plan shall continue in effect until April 23, 2028 unless terminated earlier under Section 19 of the Plan.
8.Term of Options. Unless otherwise provided in the applicable Grant Agreement, the term of each Option granted to anyone other than a Consultant shall be ten (10) years from the date of grant and the term of each Option granted to any Consultant shall be three (3) years from the date of grant. In the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the applicable Grant Agreement. However, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns, directly or indirectly, stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the applicable Grant Agreement.
9.Option Exercise Price; Exercisability.
(a)Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:
(i)In the case of an Incentive Stock Option
(1)granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant, or
(2)granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.
(ii)In the case of a Nonstatutory Stock Option, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant, as determined by the Administrator in good faith.
(b)Exercise Period and Conditions. At the time that an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions that must be satisfied before the Option may be exercised.
(c)Prohibition on Repricing. Except as otherwise provided in Section 16, but notwithstanding any other provision of the Plan, without the prior approval of the shareholders of the Company: (i) the exercise price of an Option or Stock Appreciation Right may not be reduced, directly or indirectly, (ii) no Option or Stock Appreciation Right may be cancelled in exchange for cash, other Awards, or Options or Stock Appreciation Rights with an exercise price that is less than the exercise price of the original Option or Stock Appreciation Right, or otherwise, and (iii) the Company may not repurchase an Option or Stock Appreciation Right for value (in cash, substitutions, cash buyouts, or otherwise) from a Participant if the current Fair Market Value of the Shares underlying the Option or Stock Appreciation Right is lower than its exercise price per Share.

10.Exercise of Options; Consideration.
(a)Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Grant Agreement. Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be tolled during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share. An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Grant Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Grant Agreement and Section 10(f) of the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 16 of the Plan. Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.
(b)Termination of Relationship as a Service Provider. Unless otherwise specified in the Grant Agreement or provided by the Administrator, if an Optionee ceases to be a Service Provider, other than as a result of (x) the Optionee’s death or Disability, or (y) termination of such Optionee’s employment or relationship with the Company with Cause, the Optionee may exercise his or her Option for up to ninety (90) days following the date on which the Optionee ceases to be a Service Provider to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Grant Agreement). If, on the date that the Optionee ceases to be a Service Provider, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after the date that the Optionee ceases to be a Service Provider the Optionee does not exercise his or her Option in full within the time set forth herein or the Grant Agreement, as applicable, the unexercised portion of the Option shall terminate, and the Shares covered by such unexercised portion of the Option shall revert to the Plan. Notwithstanding the foregoing, if there is a blackout period under the Company’s insider trading policy or Applicable Law (or an Administrator-imposed blackout period) that prohibits the buying or selling of Shares during any part of the ten-day period before the expiration of any Option based on the termination of a Participant’s employment for any reason other than Cause, the period for exercising the Option shall be extended until the earlier of ten days beyond when such blackout period ends and the expiration date of its original term as set forth in the applicable Grant Agreement. An Optionee who changes his or her status as a Service Provider (e.g., from being an Employee to being a Consultant) shall not be deemed to have ceased being a Service Provider for purposes of this Section 10(b), nor shall a transfer of employment among the Company and any Subsidiary be considered a termination of employment; however, if an Optionee holding Incentive Stock Options ceases being an Employee but continues as a Service Provider, such Incentive Stock Options shall be deemed to be Nonstatutory Stock Options three months after the date of such cessation.
(c)Disability of an Optionee. Unless otherwise specified in the Grant Agreement, if an Optionee ceases to be a Service Provider as a result of the Optionee’s Disability, the Optionee may exercise his or her Option, to the extent the Option is vested on the date that the Optionee ceases to be a Service Provider, up until the one-year anniversary of the date on which the Optionee ceases to be a Service Provider (but in no event later than the expiration of the term of such Option as set forth in the Grant Agreement). If, on the date that the Optionee ceases to be a Service Provider, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after the Optionee ceases to be a Service Provider, the Optionee does not exercise his or her Option in full within the time set forth herein or the Grant Agreement, as applicable, the unexercised portion of the Option shall terminate, and the Shares covered by such unexercised portion of the Option shall revert to the Plan.
(d)Death of an Optionee. Unless otherwise specified in the Grant Agreement, if an Optionee dies while a Service Provider, the Option may be exercised, to the extent that the Option is vested on the date of death, by the Optionee’s estate or by a person who acquires the right to exercise the Option by bequest or inheritance up until the one-year anniversary of the Optionee’s death (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). If, at the time of death, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If the Option is not so exercised in full within the time set forth herein or the Grant Agreement, as applicable, the unexercised portion of the Option shall terminate, and the Shares covered by the unexercised portion of such Option shall revert to the Plan.

(e)Termination for Cause or Voluntary Termination. If a Service Provider’s relationship with the Company is terminated for Cause (or the Service Provider resigns or is terminated at a time when the Company had Cause for such termination), then, unless otherwise provided in such Service Provider’s Grant Agreement or by the Administrator, such Service Provider shall have no right to exercise any of such Service Provider’s Options at any time on or after the effective date of such termination.
(f)Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:
(i) cash;
(ii) check;
(iii) other Shares which (A) in the case of Shares acquired upon exercise of an option at a time when the Company is subject to Section 16(b) of the Exchange Act, have been owned by the Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;
(iv) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan;
(v) a reduction in the number of Shares otherwise issuable by a number of Shares having a Fair Market Value equal to the exercise price of the Option being exercised;
(vi) any combination of the foregoing methods of payment; or
(vii) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.
Notwithstanding any other provision of this Plan to the contrary, no Participant who is a Director or an “executive officer” of the Company within the meaning of Section 13(k) of the Exchange Act shall be permitted to make payment with respect to any Awards granted under this Plan, or continue any extension of credit with respect to such payment with a loan from the Company or a loan arranged by the Company in violation of Section 13(k) of the Exchange Act.
(g)Non-Exempt Employees. If an Option or SAR is granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, the Option or SAR will not be first exercisable for any Shares until at least six (6) months following the Grant Date of the Option or Stock Appreciation Right (although the Award may vest prior to such date). Consistent with the provisions of the Worker Economic Opportunity Act, (i) if such non-exempt Employee dies or becomes Disabled, or (ii) upon a Change in Control in which such Option or Stock Appreciation Right is not assumed, continued or substituted, the vested portion of any Options and SARs may be exercised earlier than six months following the Grant Date. The foregoing provision is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option or Stock Appreciation Right will be exempt from his or her regular rate of pay. To the extent permitted and/or required for compliance with the Worker Economic Opportunity Act to ensure that any income derived by a non-exempt employee in connection with the exercise, vesting or issuance of any shares under any other Award will be exempt from the employee’s regular rate of pay, the provisions of this Section will apply to all Awards and are hereby incorporated by reference into such applicable Award Agreements.
11.Stock Awards. The Administrator may, in its sole discretion, grant (or sell at par value or such higher purchase price as it determines) Shares to any Service Provider subject to such terms and conditions as the Administrator sets forth in a Stock Award Agreement evidencing such grant. Stock Awards may be granted or sold in respect of past services or other valid consideration or in lieu of any cash compensation otherwise payable to such individual. The grant of Stock Awards under this Section 11 shall be subject to the following provisions:
(a)At the time a Stock Award under this Section 11 is made, the Administrator shall establish a vesting period (the “Restricted Period”) applicable to the Stock Award Shares subject to such Stock Award. The Administrator may, in its sole discretion, at the time a grant is made, prescribe restrictions in addition to the expiration of the Restricted Period, including the satisfaction of corporate or individual performance objectives. None of the Stock Award Shares may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the Restricted Period applicable to such Stock Award Shares or prior to the satisfaction of any other restrictions prescribed by the Administrator with respect to such Stock Award Shares.

(b)The Company shall issue, in the name of each Service Provider to whom Stock Award Shares have been granted, stock certificates representing the total number of Stock Award Shares granted to such person, as soon as reasonably practicable after the grant. The Company, at the direction of the Administrator, shall hold such certificates, properly endorsed for transfer, for the Stock Awardee’s benefit until such time as the Stock Award Shares are forfeited to the Company, or the restrictions lapse.
(c)Unless otherwise provided by the Administrator, holders of Stock Award Shares shall have the right to vote such Shares and cash dividends may accrue with respect to such Shares but shall not be paid prior to the time, and may be paid only to the extent that the Restricted Period applicable to the Stock Award Shares subject to such Stock Award have lapsed or the corporate or individual performance objectives have been achieved. All distributions, if any, received by a Stock Awardee with respect to Stock Award Shares as a result of any stock split, stock distribution, combination of shares, or other similar transaction shall be subject to the restrictions of this Section 11.
(d)Unless otherwise provided by the Stock Award Agreement or determined by the Administrator in its sole discretion, any unvested Stock Award Shares granted to a Service Provider pursuant to the Plan shall be forfeited if the Stock Awardee’s employment or service with the Company or its Subsidiaries terminates for any reason prior to the expiration or termination of the applicable vesting period and/or the achievement of such other vesting conditions applicable to the Award.
(e)Upon the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Administrator, the restrictions applicable to the Stock Award Shares shall lapse and, at the Stock Awardee’s request, a stock certificate for the number of Stock Award Shares with respect to which the restrictions have lapsed shall be delivered, free of all such restrictions, to the Stock Awardee or his beneficiary or estate, as the case may be.
12.Restricted Stock Units. The Administrator may, in its sole discretion, grant Restricted Stock Units to a Service Provider subject to such terms and conditions as the Administrator sets forth in a Stock Award Agreement evidencing such grant. “Restricted Stock Units” are Awards denominated in units evidencing the right to receive Shares, which may vest over such period of time and/or upon satisfaction of such performance criteria or objectives as is determined by the Administrator at the time of grant and set forth in the applicable Stock Award Agreement, without payment of any amounts by the Stock Awardee thereof (except to the extent required by law). Prior to delivery of Shares with respect to an award of Restricted Stock Units, the Stock Awardee shall have no rights as a shareholder of the Company.
Upon satisfaction and/or achievement of the applicable vesting requirements relating to an Award of Restricted Stock Units, the Stock Awardee shall be entitled to receive a number of Shares that are equal to the number of Restricted Stock Units that became vested. To the extent, if any, set forth in the applicable Stock Award Agreement, cash dividend equivalents may be accumulated and paid at the end of, the applicable vesting period or achievement of the performance conditions only to the extent that the Stock Awardee receives the Shares issuable pursuant to the Restricted Stock Units.
Unless otherwise provided by the Stock Award Agreement or determined by the Administrator in its sole discretion, any Restricted Stock Units granted to a Service Provider pursuant to the Plan shall be forfeited if the Stock Awardee’s employment or service with the Company or its Subsidiaries terminates for any reason prior to the expiration or termination of the applicable vesting period and/or the achievement of such other vesting conditions applicable to the Restricted Stock Units.
    Notwithstanding the foregoing provisions for the settlement of Restricted Stock Units at the time of vesting, the Administrator may pursuant to Stock Award Agreements permit Stock Awardees who are Directors or members of a select group of management or “highly compensated employees” (within the meaning of ERISA) to irrevocably elect, on a form provided by and acceptable to the Administrator (the “Election Form”), to forego the receipt of cash or other compensation (including the Shares deliverable pursuant to any Restricted Stock Unit Award) and in lieu thereof to have the Company credit to an internal Plan account a number of Deferred Share Units having a Fair Market Value equal to the Shares and other compensation deferred. These credits will be made at the end of each calendar year (or other period determined by the Administrator) during which compensation is deferred. A Participant’s Election Form will in no event be effective with respect to any compensation that the Participant earns before the date on which the Election Form takes effect. For any Participant who is subject to U.S. income taxation, the Administrator shall only authorize deferral elections under this Section pursuant to written procedures, and using written Election Forms, that satisfy the requirements of Code Section 409A. In all cases, DSUs shall be subject to the following terms and conditions:
(a)Vesting. Unless a Stock Award Agreement expressly provides otherwise, each Participant shall be 100% vested at all times in any Shares subject to DSUs.

(b)Issuances of Shares. Unless a Stock Award Agreement expressly provides otherwise, the Company shall settle a Participant’s DSUs by delivering one Share for each DSU, in five substantially equal annual installments that are issued before the last day of each of the five calendar years that end after the date on which the Participant’s Continuous Service ends for any reason, subject to:
(i) the Participant’s right to elect a different form of distribution, only on a form provided by and acceptable to the Administrator, that permits the Participant to select any combination of a lump sum and annual installments that are triggered by, and completed within ten years following, the last day of the Participant’s Continuous Service; and
(ii) the Company’s acceptance of the Participant’s distribution election form executed at the time the Participant elects to defer the receipt of cash or other compensation pursuant to this Section ; provided that the Participant may change a distribution election through any subsequent election that (A) the Participant delivers to the Company at least one year before the date on which distributions are otherwise scheduled to commence pursuant to the Participant’s initial distribution election, and (B) defers the commencement of distributions by at least five years from the originally scheduled distribution commencement date. Fractional shares shall not be issued, and instead shall be paid out in cash.
(c)Termination of Service. For purposes of this Section, a Participant’s employment shall be considered to have terminated only when the Participant incurs a “separation from service” within the meaning of Treasury Regulations Section 1.409A-1(h). A Participant shall be considered to have experienced a Separation from Service when the facts and circumstances indicate that either (i) no further services will be performed for the Company or any of its Subsidiaries or affiliates after a certain date, or (ii) the level of bona fide services the Participant will perform after such date (whether as an Employee, Director or Consultant) are reasonably expected to permanently decrease to no more than 50% of the average level of bona fide services performed by such Participant (whether as an Employee, Director or Consultant) over the immediately preceding 36-month period (or full period of services to the Company and its Subsidiaries and affiliates if the Participant has been providing such services for less than 36 months).
13.Unrestricted Shares. The Administrator may grant Unrestricted Shares in accordance with the following provisions:
(a)The Administrator may cause the Company to grant Unrestricted Shares to Service Providers at such time or times, in such amounts and for such reasons as the Administrator, in its sole discretion, shall determine. No payment shall be required for Unrestricted Shares.
(b)The Company shall issue, in the name of each Service Provider to whom Unrestricted Shares have been granted, stock certificates representing the total number of Unrestricted Shares granted to such individual, and shall deliver such certificates to such Service Provider as soon as reasonably practicable after the date of grant or on such later date as the Administrator shall determine at the time of grant.
14.Stock Appreciation Rights. A Stock Appreciation Right may be granted by the Administrator either alone, in addition to, or in tandem with other Awards granted under the Plan. Each Stock Appreciation Right granted under the Plan shall be subject to the following terms and conditions:
(a)Each Stock Appreciation Right shall relate to such number of Shares as shall be determined by the Administrator.
(b)The date of grant of a Stock Appreciation Right shall be the date specified by the Administrator, provided that that date shall not be before the date on which the Stock Appreciation Right is actually granted and shall not be prior to the date on which the recipient commences providing services as a Service Provider. The term of each Stock Appreciation Right shall be determined by the Administrator, but shall not exceed ten years from the date of grant. Each Stock Appreciation Right shall become exercisable at such time or times and in such amount or amounts during its term as shall be determined by the Administrator. Unless otherwise specified by the Administrator, once a Stock Appreciation Right becomes exercisable, whether in full or in part, it shall remain so exercisable until its expiration, forfeiture, termination or cancellation. Notwithstanding the foregoing, if there is a blackout period under the Company’s insider trading policy or Applicable Law (or an Administrator-imposed blackout period) that prohibits the buying or selling of Shares during any part of the ten-day period before the expiration of any Stock Appreciation Right based on the termination of a Participant’s employment without Cause, the period for exercising the Stock Appreciation Right shall be extended until the earlier of ten days beyond when such blackout period ends and the expiration date of its original term as set forth in the applicable Grant Agreement.

(c)A Stock Appreciation Right may be exercised, in whole or in part, by giving written notice to the Administrator. As soon as practicable after receipt of the written notice, the Company shall deliver to the person exercising the Stock Appreciation Right stock certificates for the Shares to which that person is entitled under Section 14(d) hereof, subject however to prior satisfaction of applicable withholding requirements in accordance with any method consistent with those set forth in Section 10(f) above.
(d)A Stock Appreciation Right shall be exercisable for Shares only. The number of Shares issuable upon the exercise of the Stock Appreciation Right shall be determined by dividing:
(i) the number of Shares for which the Stock Appreciation Right is exercised multiplied by the amount of the appreciation per Share (for this purpose, the “appreciation per Share” shall be the amount by which the Fair Market Value of a Share on the exercise date exceeds (x) in the case of a Stock Appreciation Right granted in tandem with an Option, the exercise price or (y) in the case of a Stock Appreciation Right granted alone without reference to an Option, the Fair Market Value of a Share on the Award Date of the Stock Appreciation Right); by
(ii) the Fair Market Value of a Share on the exercise date.
15.Non-Transferability. Awards other than Unrestricted Shares shall not be transferable by the Participant other than (i) by will or by the laws of descent and distribution, or (ii) as approved by the Administrator in its discretion and set forth in the applicable Agreement provided that no Award may be transferred by a Participant for value. Notwithstanding the foregoing, an ISO transferred except in compliance with clause (i) above shall no longer qualify as an ISO. If the Administrator makes an Option or Stock Appreciation Right transferable, such Option or Stock Appreciation Right shall contain such additional terms and conditions as the Administrator deems appropriate. Notwithstanding the foregoing, the Administrator, in its sole discretion, may provide in the Grant Agreement regarding a given Option that the Optionee may transfer, without consideration for the transfer, his or her Nonstatutory Stock Options to members of his or her immediate family, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Option.
16.Adjustments Upon Changes in Capitalization; Change in Control Provisions.
(a)Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of Shares covered by each outstanding Award, and the number of Shares which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan upon cancellation or expiration of any Awards, as well as the price per Share covered by each such outstanding Option or Stock Appreciation Right and the share limitations set forth in Section 3, shall be proportionately and equitably adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Award hereunder. Except as expressly provided herein, the issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into sub-shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of Shares then subject to Awards (or the price of Shares then subject to outstanding Options and Stock Appreciation Rights).
(i) Change in Control Provisions.
(ii) Benefits. In the event of a Change in Control of the Company (as defined below) and either (i) the failure of the Company’s successor to assume a Participant’s Awards or (ii) such assumption of Awards followed by the Participant’s termination without Cause on or within the one-year period following the Change in Control, then, except as otherwise provided by the Administrator in a Participant’s Grant or Stock Award Agreement, the Participant shall be entitled to the following benefits:
(a)All outstanding Options and Stock Appreciation Rights of such Participant, if any, granted prior to the Change in Control shall be fully vested and immediately exercisable in their entirety upon such Change in Control (or upon later termination of the Participant’s employment without Cause, if applicable).
(b)All unvested Stock Awards, performance-based Awards, and other Awards shall become fully vested, including without limitation, the following: (i) the restrictions to which any Stock Award granted prior to the Change in Control are subject shall lapse as if the applicable Restriction Period had ended upon such Change in Control (or upon later termination of the Participant’s employment without Cause, if applicable), and the conditions required for vesting of any unvested performance-based Awards shall be deemed to be satisfied, at their maximum performance level, upon such Change in Control (or upon later termination of the Participant’s employment without Cause, if applicable).
(iii) Change in Control. A “Change in Control” shall mean the occurrence of any of the following:
(a)any person (as defined in Section 3(a)(9) of the Exchange Act and as used in Sections 13(d) and 14(d) thereof), excluding the Company, any subsidiary of the Company and any employee benefit plan sponsored or maintained by the Company or any subsidiary of the Company (including any trustee of any such plan acting in his capacity as trustee), becoming the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act) of securities of the Company representing thirty percent (30%) of the total combined voting power of the Company’s then outstanding securities;
(b)the merger, consolidation or other business combination of the Company (a “Transaction”), other than (A) a Transaction involving only the Company and one or more of its subsidiaries, or (B) a Transaction immediately following which the shareholders of the Company immediately prior to the Transaction continue to have a majority of the voting power in the resulting entity and no person (other than those covered by the exceptions in (1) above) becomes the beneficial owner of securities of the resulting entity representing more than twenty-five percent (25%) of the voting power in the resulting entity;
(c)during any period of two (2) consecutive years beginning on or after the date of the approval of this Plan by the shareholders (the “Effective Date”), the persons who were members of the Board immediately before the beginning of such period (the “Incumbent Directors”) ceasing (for any reason other than death) to constitute at least a majority of the Board or the board of directors of any successor to the Company, provided that, any director who was not a director as of the Effective Date shall be deemed to be an Incumbent Director if such director was elected to the board of directors by, or on the recommendation of or with the approval of, at least two-thirds of the directors who then qualified as Incumbent Directors either actually or by prior operation of the foregoing unless such election, recommendation or approval occurs as a result of an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act or any successor provision) or other actual or threatened solicitation of proxies or contests by or on behalf of a person other than a member of the Board; or
(d)the approval by the shareholders of the Company of any plan of complete liquidation of the Company or an agreement for the sale of all or substantially all of the Company’s assets other than the sale of all or substantially all of the assets of the Company to a person or persons who beneficially own, directly or indirectly, at least fifty percent (50%) or more of the combined voting power of the outstanding voting securities of the Company at the time of such sale.
17.Substitute Options. In the event that the Company, directly or indirectly, acquires another entity, the Board may authorize the issuance of stock options (“Substitute Options”) to the individuals performing services for the acquired entity in substitution of stock options previously granted to those individuals in connection with their performance of services for such entity upon such terms and conditions as the Board shall determine, taking into account the conditions of Code Section 424(a), as from time to time amended or superseded, in the case of a Substitute Option that is intended to be an Incentive Stock Option. Shares of capital stock underlying Substitute Stock Options shall not constitute Shares issued pursuant to the Plan for any purpose.
18.Date of Grant. The date of grant of an Award shall be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Participant within a reasonable time after the date of such grant.

19.Amendment and Termination of the Plan.
(a)Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.
(b)Shareholder Approval. The Company shall obtain shareholder approval of any Plan amendment to the extent necessary to comply with Applicable Laws.
(c)Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall materially impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.
20.Conditions Upon Issuance of Shares.
(a)Legal Compliance. Shares shall not be issued in connection with the grant or vesting of any Stock Award or Unrestricted Share or the exercise of any Option or Stock Appreciation Right unless such grant or the exercise of such Option or Stock Appreciation Right and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.
(b)Investment Representations. As a condition to the grant of any Stock Award or the exercise of any Option or Stock Appreciation Right, the Company may require the person receiving such Award or exercising such Option or Stock Appreciation Right to represent and warrant at the time of any such exercise or grant that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.
(c)Additional Conditions. The Administrator shall have the authority to condition the grant of any Award in such other manner that the Administrator determines to be appropriate, provided that such condition is not inconsistent with the terms of the Plan.
(d)Trading Policy Restrictions. Option and or Stock Appreciation Right exercises and Shares issued in connection with any Stock Awards under the Plan shall be subject to the terms and conditions of any insider trading policy established by the Company or the Administrator.
21.Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.
22.Withholding; Notice of Sale. The Company shall be entitled to withhold from any amounts payable to an Employee or other Service Provider any amounts which the Company determines, in its discretion, are required to be withheld under any Applicable Law as a result of any action taken by a holder of an Award. Furthermore, prior to the delivery of any Shares in connection with any Award, the Company shall be entitled to require as a condition of delivery that the Participant shall pay or make adequate provision acceptable to the Company for the satisfaction of the statutory minimum prescribed amount of federal and state income tax and other withholding obligations of the Company, including, if permitted by the Administrator, by having the Company withhold from the number of Shares otherwise deliverable in connection with the Award, a number of Shares having a Fair Market Value equal to an amount sufficient to satisfy such tax withholding obligations.
23.Recoupment of Awards.
(a)Unless otherwise specifically provided in a Grant or Stock Award Agreement, and to the extent permitted by Applicable Law, the Administrator may, in its sole and absolute discretion, without obtaining the approval or consent of the Company’s shareholders or of any Participant, require that any Participant forfeit or reimburse the Company for all or any portion of any previously-settled Awards granted under this Plan (“Reimbursement”), if and to the extent:
(i) the granting, vesting or payment of such Award was predicated upon the achievement of certain financial results that were subsequently the subject of a material financial restatement;

(ii) in the Administrator’s view the Participant either benefited from a calculation that later proves to be materially inaccurate, or engaged in fraud or misconduct that caused or partially caused the need for a material financial restatement by the Company or any of its Subsidiaries and affiliates; and
(iii) a lower granting, vesting, or payment of such Award would have occurred based upon the conduct described in subsection (ii) above.
In each instance, the Administrator may, to the extent practicable and allowable or required under Applicable Law, require forfeiture or Reimbursement of any such Award granted to a Participant; provided that the Company will not seek forfeiture or Reimbursement of any such Awards that were paid or vested more than three years prior to the first date of the applicable restatement period.
(b)Notwithstanding any other provision of this Plan, all Awards will be subject to recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to the listing standards of any securities exchange, trading market or automated quotation system on which the Company’s securities are listed, quoted or traded or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, including but not limited to Section 10D of the Exchange Act, or any other Applicable Law. In addition, the Administrator, in its sole and absolute discretion, may impose such other clawback, recovery or recoupment provisions in a Grant or Stock Award Agreement as the Administrator determines is necessary, advisable or appropriate, including but not limited to a reacquisition right in respect of previously acquired Shares or other cash or property upon the occurrence of a termination for Cause and/or violation of any post-employment covenants, including but not limited to ones relating to noncompetition, nonsolicitation, and trade secrets. No recovery of compensation under such a clawback policy will be an event giving rise to a right to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company or any of its Subsidiaries or affiliates.
24.Data Privacy. As a condition of receipt of any Award, each Participant explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of personal data as described in this Section by and among, as applicable, the Company and its Subsidiaries and affiliates for the exclusive purpose of implementing, administering and managing this Plan and Awards and the Participant’s participation in this Plan. In furtherance of such implementation, administration, and management, the Company and its Subsidiaries and affiliates may hold certain personal information about a Participant, including, but not limited to, the Participant’s name, home address, telephone number, date of birth, social insurance or security number or other identification number, salary, nationality, job title(s), information regarding any securities of the Company or any of its Subsidiaries or affiliates, and details of all Awards (the “Personal Data”). In addition to transferring the Personal Data amongst themselves as necessary for the purpose of implementation, administration and management of this Plan and Awards and the Participant’s participation in this Plan, the Company and its Subsidiaries and affiliates may each transfer the Personal Data to any third parties assisting the Company in the implementation, administration and management of this Plan and Awards and the Participant’s participation in this Plan. Recipients of the Personal Data may be located in the Participant’s country or elsewhere, and the Participant’s country and any given recipient’s country may have different data privacy laws and protections. By accepting an Award, each Participant authorizes such recipients to receive, possess, use, retain and transfer the Personal Data, in electronic or other form, for the purposes of assisting the Company in the implementation, administration and management of this Plan and Awards and the Participant’s participation in this Plan, including any requisite transfer of such Personal Data as may be required to a broker or other third party with whom the Company or the Participant may elect to deposit any shares of capital stock of the Company. The Personal Data related to a Participant will be held only as long as is necessary to implement, administer and manage this Plan and Awards and the Participant’s participation in this Plan. A Participant may, at any time, view the Personal Data held by the Company with respect to such Participant, request additional information about the storage and processing of the Personal Data with respect to such Participant, recommend any necessary corrections to the Personal Data with respect to the Participant, or refuse or withdraw the consents herein in writing, in any case without cost, by contacting the Participant’s local human resources representative. The Company may cancel the Participant’s eligibility to participate in this Plan, and in the Administrator’s sole and absolute discretion, the Participant may forfeit any outstanding Awards if the Participant refuses or withdraws the consents described herein. For more information on the consequences of refusal to consent or withdrawal of consent, Participants may contact their local human resources representative.
25.Relationship to other Benefits. No Award, Share issuance, or other payment pursuant to this Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any of its Subsidiaries except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.
26.Section 409A. If a Participant is a “specified employee” as defined in Section 409A of the Code (and as applied according to procedures of the Company) as of his or her “separation from service” within the meaning of Treasury Regulations Section 1.409A-1(h) to the extent any payment under this Plan or pursuant to the grant of Restricted Stock Units or

DSUs constitutes deferred compensation (after taking into account any applicable exemptions from Section 409A of the Code), and to the extent required by Section 409A of the Code, no payments due under this Plan or pursuant to such Award may be made until the earlier of: (i) the first day of the seventh month following the Participant’s separation from service, or (ii) the Participant’s date of death; provided, however, that any payments delayed during this six-month period shall be paid in the aggregate in a lump sum, without interest, on the first day of the seventh month following the Participant’s separation from service.
The Administrator shall administer the Plan with a view toward ensuring that all Restricted Stock Units and DSUs issued under the Plan that are subject to Section 409A of the Code comply with the requirements thereof and that Options and Stock Appreciation Rights under the Plan be exempt from the requirements of Section 409A of the Code, but neither the Administrator nor any member of the Board, nor the Company nor any other person acting hereunder on behalf of the Company, the Administrator or the Board shall be liable to a Participant by reason of the acceleration of any income, or the imposition of any additional tax or penalty, with respect to an Award, whether by reason of a failure to satisfy the requirements of Section 409A of the Code or otherwise.
27.Governing Law. This Plan shall be governed by the laws of the State of Delaware, without regard to conflict of law principles.

caladrius
BIOSCIENCES

AMERICAN STOCK TRANSFER AND TRUST COMPANY,LLC
ATTN: ERICA MACKEY
6201 15TH AVENUE
BROOKLYN, NY 11219

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 06/15/2021. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During the Meeting - Go to www.virtualshareholdermeeting.com/CLBS2021

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 06/15/2021. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees	**For**	**Against**	**Abstain**
1a. Gregory B. Brown, M.D.	☐	☐	☐
1b. David J. Mazzo, Ph.D.	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5.

	For	**Against**	**Abstain**
2. To ratify the appointment of Grant Thornton LLP as Caladrius' independent registered public accounting firm for the fiscal year ending December 31, 2021.	☐	☐	☐
3. To approve, on a non-binding advisory basis, the executive compensation of Caladrius' named executive officers as described in the accompanying Proxy Statement.	☐	☐	☐
4. To approve an amendment to the Caladrius Biosciences, Inc. 2018 Equity Incentive Compensation Plan that increases the number of shares that may be issued under the Plan by 6,000,000.	☐	☐	☐
5. To approve an adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the proposals.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000507474_1 R1.0.0.177

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com .

CALADRIUS BIOSCIENCES, INC.
Annual Meeting of Stockholders
June 16, 2021 at 9:00 a.m., EDT
This proxy is solicited by the Board of Directors

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned stockholder(s) of Caladrius Biosciences, Inc. (the "Company") acknowledge(s) receipt of a copy of the Notice of Annual Meeting and Proxy Statement, each dated April 28, 2021, and revoking any proxy heretofore given, hereby appoint(s) David J. Mazzo and Todd C. Girolamo and either of them, the proxy of the undersigned, with full power of substitution, to vote all stock of the Company which the undersigned is/are entitled to vote at the Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held on June 16, 2021, at 9:00 a.m., Eastern Daylight Time, live via the Internet at www.virtualshareholdermeeting.com/CLBS2021, and any adjournments or postponements thereof, as fully and with the same force and effect as the undersigned might or could do if personally present thereat, as set forth herein.

When properly executed, this proxy will be voted as directed herein or, if not otherwise indicated, will be voted "FOR" Proposals 1-5. In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

Please complete, sign, date and return this proxy as promptly as possible in the postage-paid return envelope provided.

0000507474_2 R1.0.0.177

Continued and to be signed on reverse side